EXHIBIT 4.3


                            FORM OF MACROSHARES OIL
                             PARTICIPANTS AGREEMENT

         This MACROShares Oil Participants Agreement (the "Participants Agreement"), dated as of [ ], 2006 is hereby entered into by and among the parties listed from time to time on Schedule I attached hereto (individually, an "Authorized Participant" and collectively, the "Authorized Participants"), MACRO
Securities Depositor, LLC, as depositor (the "Depositor"), [     ], not in its
individual capacity but solely as administrative agent of the Paired Holding
Trusts (the "Administrative Agent") and [                             ], a
Massachusetts trust company, not in its individual capacity but 2solely (i) as trustee of the MACROShares Up Oil Benchmark Holding Trust (the "Up-MACRO Holding Trust"), (ii) as trustee of the MACROShares Down Oil Benchmark Holding Trust (the "Down-MACRO Holding Trust" and together with the Up-MACRO Holding Trust, the "Paired Holding Trusts"), (iii) as trustee of the MACROShares Up Oil Benchmark Tradeable Trust (the "Up-MACRO Tradeable Trust"), and (iv) as trustee of the MACROShares Down Oil Benchmark Tradeable Trust (the "Down-MACRO Tradeable Trust" and together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts" and collectively, with the Paired Holding Trusts, the "MACRO Trusts") (such entity, in its capacities set forth above, the "Trustee").

                                     SUMMARY

         Pursuant to the MACROShares Up Oil Benchmark Holding Trust Agreement,
dated as of [      ], 2006 (the "Up-MACRO Holding Trust Agreement"), among the
Depositor, [                    ], not in its individual capacity
but solely as trustee of the Up-MACRO Holding Trust (the "Up-MACRO Holding Trustee"), [ ], in its capacity as marketing agent (the "Marketing Agent") and the Administrative Agent, the Up-MACRO Holding Trust will issue a global certificate that will be deposited with The Depository Trust Company ("DTC") and which will represent all of the undivided beneficial interests in the Up-MACRO Holding Trust (such beneficial interests, the "Up-MACRO Holding Shares"), and pursuant to the MACROShares Down Oil Benchmark Holding Trust Agreement, dated as
of [   ], 2006 (the "Down-MACRO Holding Trust Agreement" and together with the
Up-MACRO Holding Trust Agreement, the "Holding Trust Agreements"), among the
Depositor, [                         ], not in its individual capacity but
solely as trustee of the Down-MACRO Holding Trust (the "Down-MACRO Holding Trustee" and, together with the Up-MACRO Holding Trustee, the "Holding Trustees"), the Marketing Agent and the Administrative Agent, the Down-MACRO Holding Trust will issue a global certificate that will be deposited with DTC and which will represent all of the undivided beneficial interests in the Down-MACRO Holding Trust (such beneficial interests, the "Down-MACRO Holding Shares" and together with the Up-MACRO Holding Shares, the "Paired Holding Shares" or if referencing either Up-MACRO Holding Share or Down-MACRO Holding Share, a "Holding Share").

         In accordance with this Participants Agreement, the Trustee, acting together with the Administrative Agent on behalf of the Paired Holding Trusts, may create or redeem additional Paired Holding Shares in units of 100,000 Up-MACRO Holding Shares and 100,000 Down-MACRO Holding Shares (such pairs, a "MACRO Unit") at the instructions of an Authorized Participant and in accordance with the procedures set forth herein.

         The Up-MACRO Holding Shares and the Down-MACRO Holding Shares, constituting a MACRO Unit, are being offered pursuant to (i) a Prospectus, dated as of [ ], 2006, relating to the Up-MACRO Holding Shares and the Up-MACRO Tradeable Shares (the "Up-MACRO Prospectus"), which has been filed in connection with the registration statement on Form S-1, as amended, file No.: 333-116566, as declared effective by the Securities and Exchange Commission ("SEC") on [ ], 2006 (as the same may be amended from time to time thereafter, the "Up-MACRO Registration Statement") and (ii) a Prospectus, dated as of [ ], 2006, relating to the Down-MACRO Holding Shares and the Down-MACRO Tradeable Shares (the "Down-MACRO Prospectus" and together with the Up-MACRO Prospectus, each a "Prospectus"), which has been filed in connection with the registration statement on Form S-1, as amended, file No.: 333-[ ], as declared effective by the SEC on [ ], 2006 (as the same may be amended from time to time thereafter, the "Down- MACRO Registration Statement" and together with the Up-MACRO Registration Statement, the "Registration Statements").

         Under the Holding Trust Agreements, the Trustee will issue MACRO Units to, and redeem MACRO Units from, Authorized Participants, only through the facilities of DTC or a successor depository. In exchange for a deposit of cash with an aggregate purchase price set forth herein and in the applicable Holding Trust Agreements, an Authorized Participant may create MACRO Units. In exchange for a deposit of Paired Holding Shares constituting one or more MACRO Units, an Authorized Participant may redeem one or more MACRO Units for cash and/or Treasuries (as defined in the Holding Trust Agreements) as further described herein. This Participants Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem MACRO Units.

         Because new Paired Holding Shares can be created and issued on an ongoing basis, at any point during the life of the Paired Holding Trusts, a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may be occurring. Each Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. Each Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel in connection with entering into this Participants Agreement and placing a Holding Share Order (as defined in Section 3).

         Pursuant to the MACROShares Up Oil Benchmark Tradeable Trust Agreement,
dated as of [    ], 2006 (the "Up-MACRO Tradeable Trust Agreement"), among the
Depositor, [                     ], not in its individual capacity but
solely as trustee of the Up-MACRO Tradeable Trust (the "Up-MACRO Tradeable Trustee") and the Administrative Agent, the Up-MACRO Tradeable Trust will issue a global certificate that will be deposited with DTC and which will represent all of the undivided beneficial interests in the Up-MACRO Tradeable Trust (such beneficial interests, the "Up-MACRO Tradeable Shares"), and pursuant to the MACROShares Down Oil Benchmark Tradeable Trust Agreement, dated as of [ ], 2006 (the "Down-MACRO Tradeable Trust Agreement" and together with the Up-MACRO Tradeable Trust Agreement, the "Tradeable Trust Agreements" and, together with the Holding Trust Agreements, the "Trust Agreements"), among the Depositor,
[                     ], not in its individual capacity but solely as
trustee of the Down-MACRO Tradeable Trust (the "Down-MACRO Tradeable Trustee" and, together with the Up-MACRO Tradeable Trustee, the "Tradeable Trustees") and the Administrative Agent, the Down-MACRO Tradeable Trust will issue a global certificate that will be deposited with DTC and which will represent all of the undivided beneficial interest in the Down-MACRO Tradeable Trust (such beneficial interests, the "Down-MACRO Tradeable Shares" and, together with the Up-MACRO Tradeable Shares, the "Tradeable Shares" and, together with the Paired Holding Shares, the "MACRO Shares").

         In accordance with this Participants Agreement, the Administrative Agent may cause the Trustee to create or redeem additional Tradeable Shares in a unit of [ ] Up-MACRO Tradeable Shares or [ ] Down-MACRO Tradeable Shares at the instructions of an Authorized Participant. The creation of Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares does not need to occur simultaneously. Tradeable Shares may be created independently by the deposit of Up-Macro Holding Shares into the Up-Macro Tradeable Trust, and Down-Macro Tradeable Shares may be created independently by the deposit of Down-Macro Holding Shares into the applicable Tradeable Trust.

         The Up-MACRO Tradeable Shares are being offered to the public pursuant to the Up-MACRO Prospectus (as described above) and are registered under the Securities Act pursuant to the Up-MACRO Registration Statement, and the Down-MACRO Tradeable Shares are being offered to the public pursuant to the Down-MACRO Prospectus (as described above) and are registered under the Securities Act pursuant to the Down-MACRO Registration Statement.

         Under the Tradeable Trust Agreements, the Administrative Agent will authorized the Trustee to issue additional Tradeable Shares to, and redeem Tradeable Shares from, Authorized Participants, only through the facilities of DTC or a successor depository. In exchange for a deposit of the Holding Shares of a single type (i.e. Up-Macro or Down-Macro) and of a minimum number, an Authorized Participant will create additional Tradeable Shares of the type of Holding Shares deposited. In exchange for a deposit of Tradeable Shares of a single type (i.e. Up-Macro or Down-Macro) and in a minimum number, an Authorized Participant will receive Holding Shares of the type of Tradeable Shares tendered. This Participants Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem Tradeable Shares.

         Because new Tradeable Shares can be created and issued on an ongoing basis, at any point during the life of the Tradeable Trusts, a "distribution," as such term is used in the Securities Act may be occurring. Each Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. Each Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel in connection with entering into this Participants Agreement and placing a Tradeable Share Order (as defined in Section 4).

         Capitalized terms used but not defined in this Participants Agreement shall have the meanings assigned to such terms in the applicable Trust Agreements. To the extent there is a conflict between any provision of this Participants Agreement and the provisions of the Trust Agreements, the provisions of the Trust Agreements shall control.

         To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

         Section 1. Order Placement.

            (a) To create or redeem one or more MACRO Units, Authorized Participants must follow the procedures for creation and redemption set forth in
Section 3 of this Participants Agreement and the procedures described in Attachment A hereto (the "MACRO Unit Procedures"), as each may be amended, modified or supplemented from time to time.

            (b) To exchange Tradeable Shares for the related type of Holding Shares or to create Tradeable Shares upon a deposit of Holding Shares, Authorized Participants must follow the procedures for exchange and creation set forth in Section 4 of this Participants Agreement and the procedures described in Attachment B hereto (the "Tradeable Share Procedures" and, together with the MACRO Unit Procedures, the "Procedures"), as each may be amended, modified or supplemented from time to time.

         Section 2. Status of Authorized Participant. Each Authorized Participant, individually and severally, represents and warrants and covenants the following:

            (a) It is a DTC Participant or an Indirect Participant. If it ceases to be a DTC Participant or an Indirect Participant, such Authorized Participant shall give immediate notice to the Trustee, the Depositor and the Administrative Agent of such event, and this Participants Agreement shall terminate immediately (with respect to that Authorized Participant only) as of the date such Authorized Participant ceases to be a DTC Participant or Indirect Participant.

            (b) Unless Section 2(c) applies, it either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of the NASD, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. Such Authorized Participant shall maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Participants Agreement. Such Authorized Participant shall comply with all applicable federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the Constitution, By-Laws and Conduct Rules of the NASD (if it is a NASD member), and will not offer or sell Paired Holding Shares or Tradeable Shares in any state or jurisdiction where they may not lawfully be offered and/or sold.

            (c) If it is offering or selling Paired Holding Shares or Tradeable Shares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified or a member of the NASD as set forth in Section 2(b) above, such Authorized Participant shall (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the Securities Act and the regulations promulgated thereunder, and (iii) conduct its business in accordance with the spirit of the NASD Conduct Rules.

            (d) It is in compliance with the money laundering and related provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "Patriot Act") and the regulations promulgated thereunder, if such Authorized Participant is subject to the requirements of the Patriot Act.

            (e) It has the capability to send and receive communications via authenticated electronic facilities to and from the Trustee and the Administrative Agent. Such Authorized Participant shall confirm such capability to the satisfaction of the Trustee and the Administrative Agent by the end of the Business Day before placing its first Order (as defined in Section 4) with the Trustee and the Administrative Agent.

            (f) Each Authorized Participant, by its acquisition or holding of any Paired Holding Share, is deemed to have represented and warranted that it is not, and is not using assets of, any (i) "employee benefit plan" (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, "ERISA"), whether or not subject to Title I of ERISA, including without limitation governmental plans, foreign pension plans and church plans, (ii) "plan" (as defined in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, the "Code"), whether or not subject to section 4975 of the Code), including without limitation individual retirement accounts and Keogh plans, or
(iii) entity whose underlying assets include plan assets by reason of such an employee benefit plan's or plan's investment in such entity, including without limitation, as applicable, an insurance company general account, (each of (i), (ii) and (iii) a "benefit plan investor"). Any purported purchase or transfer of an up-macro holding share to a benefit plan investor shall be null and void ab initio.

         Section 3. MACRO Unit Orders.

            (a) All orders to create or redeem MACRO Units shall be made in accordance with the terms of the Holding Trust Agreements, this Participants Agreement and the MACRO Unit Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable. Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the MACRO Unit Procedures. The Trustee, the Administrative Agent and the Depositor may issue additional or other procedures from time to time relating to the manner of creating or redeeming MACRO Units which are not related to the MACRO Unit Procedures, and each Authorized Participant shall comply with such procedures.

            (b) Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create a MACRO Unit (a "Purchase Order") and each order to redeem a MACRO Unit (a "Redemption Order" and, together with the Purchase Order, a "Holding Share Order") may not be revoked by such Authorized Participant after the placement of such Order with the Administrative Agent and the Trustee. Such orders shall be a binding obligation of the Authorized Participant that placed such order. A form of Purchase Order is attached hereto as EXHIBIT B (the "Purchase Order Form"), and a form of Redemption Order is attached hereto as EXHIBIT C (the "Redemption Order Form"). The Purchase Order Form and Redemption Order Form shall not be required if such Purchase Order or Redemption Order is conducted through the electronic facilities of the Administrative Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Purchase Order Form or Redemption Form for any reason as an alternative for its electronic facilities. The information required by such electronic facilities shall be substantially similar to the information on the Purchase Order Form and the Redemption Order Form attached hereto.

            (c) The Administrative Agent and the Depositor shall each have the absolute right, but shall have no obligation, to reject any Purchase Order (i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient amount of money with the Trustee, (ii) if the Depositor determines that such Purchase Order would have adverse tax or securities law consequences for either of the Paired Holding Trusts or the holders of any of the Paired Holding Shares, (iii) the acceptance or fulfillment of which would, in the opinion of counsel to the Depositor acceptable to the Trustee, be unlawful, or (iv) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to cause the Paired Holding Trusts to issue additional Paired Holding Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Purchase Order.

            (d) The Administrative Agent and the Depositor shall each have the absolute right but shall have no obligation to reject any Redemption Order, (i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient number of Paired Holding Shares with the Trustee, (ii) if the Depositor determines that such Redemption Order would have adverse tax or securities law consequences for either of the Paired Holding Trusts or the holders of any of the Paired Holding Shares, (iii) the acceptance or fulfillment of which would, in the opinion of counsel to the Depositor acceptable to the Trustee, be unlawful or (iv) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to cause the Paired Holding Trusts to issue additional Paired Holding Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Redemption Order.

            (e) The Administrative Agent may, each in its sole discretion, and will when so directed by the Depositor, suspend the right of creation or redemption, or postpone the applicable settlement date, (i) for any period during which the American Stock Exchange, LLC is closed other than for customary weekend or holiday closings, or trading is suspended or restricted, (ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of the Treasuries is not reasonably practicable, or (iii) for such other period as the Depositor determines to be necessary for the protection of the holders of the Paired Holding Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person or in any way for any loss or damage that may result from any such suspension or postponement.

         Section 4. Tradeable Share Related Orders.

            (a) Except as otherwise provided for herein, all orders to exchange Tradeable Shares for Holding Shares or to create Tradeable Shares upon a deposit of Holding Shares shall be made in accordance with the terms of the Tradeable Trust Agreements, this Participants Agreement and the Tradeable Share Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable. Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Tradeable Share Procedures. The Administrative Agent and the Depositor may issue additional or other procedures from time to time relating to the manner of exchanging or creating Tradeable Shares which are not related to the Tradeable Share Procedures, and each Authorized Participant shall comply with such procedures.

            (b) Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create Tradeable Shares upon a deposit of the related Holding Shares (a "Creation Order") and each order to exchange Tradeable Shares for the related Holding Shares (an "Exchange Order," and together with a Creation Order, a "Tradeable Share Order" and collectively, with Holding Share Orders, each an "Order") may not be revoked by such Authorized Participant after the placement of such order with the Administrative Agent and the Trustee. Such Orders shall be a binding obligation of the Authorized Participant that placed such Order. A form of Creation Order is attached hereto as EXHIBIT D (the "Creation Order Form") and a form of Exchange Order is attached hereto as EXHIBIT E (the "Exchange Order Form" and, together with the Purchase Order Form, the Redemption Order Form and the Creation Order Form, each an "Order Form"). The Creation Order Form and Exchange Order Form shall not be required if such Creation Order or Exchange Order is conducted through the electronic facilities of the Administrative Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Creation Order Form or Exchange Form for any reason as an alternative for its electronic facilities. The information required by such electronic facilities shall be substantially similar to the information on the Creation Order Form and the Exchange Order Form attached hereto.

            (c) The Administrative Agent and the Depositor shall each have the absolute right but shall have no obligation to reject any Creation Order or Holding Share Deposit (i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have not deposited an insufficient number of Paired Holding Shares with the Trustee, (ii) if the Depositor has determined and advised the Trustee and the Administrative Agent that such Creation Order would have adverse tax consequences to the Tradeable Trust receiving the deposit or the holders of that Tradeable Trust's Tradeable Shares, (iii) if the acceptance of which would, in the opinion of counsel to the Depositor, be unlawful, or (iv) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to process a creation of Tradeable Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Creation Order or Holding Share Deposit.

            (d) The Administrative Agent and the Depositor shall each have the absolute right but shall have no obligation to reject any Exchange Order or Tradeable Share Deposit (i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient number of Tradeable Shares with the Trustee, (ii) if the Depositor has determined and advised the Trustee and the Administrative Agent that such Exchange Order would have adverse tax consequences to the Tradeable Trust or the holders of the that Tradeable Trust's Tradeable Shares, (iii) the acceptance of which would, in the opinion of counsel to the Depositor, be unlawful, or (iv) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to process an exchange of Tradeable Shares for the applicable type of Paired Holding Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Exchange Order or Tradeable Share Deposit.

            (e) The Administrative Agent may, in its sole and absolute discretion, and will when so directed by the Depositor suspend the right of creation or exchange, or postpone the applicable settlement date, (i) for any period during which the American Stock Exchange is closed other than for customary weekend or holiday closings, or trading is suspended or restricted,
(ii) for any period during which an emergency exists as a result of which delivery of Paired Holding Shares or the creation of new Tradeable Shares are not reasonably practicable or (iii) for such other period as the Depositor determines to be necessary for the protection of the holders of Tradeable Shares. Neither the Depositor, the Administrative Agent nor the Trustee shall be liable to any Person or in any way for any loss or damages that may result from any such suspension or postponement.

         Section 5. Transfers.

            (a) Any MACRO Share or Treasuries to be transferred in connection with any Order shall be transferred between that Authorized Participant's designated account at DTC and the Securities Account of the applicable MACRO Trust in accordance with the Procedures. The Authorized Participant shall be responsible for all costs and expenses relating to or connected with any transfer of MACRO Shares or Treasuries between its designated account and the Securities Account of the applicable MACRO Trust. Any transfer of cash (in the form of the Up-MACRO Income Make-Whole Amount or the Down-MACRO Income Make-Whole Amount or as any other type of cash distribution or payment) in connection with any Holding Share Order shall be transferred between a bank account designated by that Authorized Participant and the Distribution Account of the applicable Paired Holding Trust in accordance with the MACRO Unit Procedures. Any transfers of cash shall be conducted through the Federal Wire Electronic Transfer System. The Authorized Participant shall be responsible for all costs and expenses relating to or in connection with any transfers of cash between its designated bank account and the Distribution Account.

            (b) Each of the MACRO Trusts, the Depositor, the Trustee and the Administrative Agent shall have no liability for loss or damages suffered by an Authorized Participant in respect of the Authorized Participant's Participant Custodian Account. The Authorized Participant acknowledges that it is an unsecured creditor of the Trustee with respect to any MACRO Shares, Treasuries and/or cash held in each Authorized Participant's Participant Custodian Account and that such Treasuries and/or cash are at risk in the event that a Trustee becomes insolvent.

         Section 6. Fees.

            (a) In connection with each Holding Share Order, the Authorized Participant shall pay to the Trustee a fee (such fee, the "Holding Share Transaction Fee") for such creation or redemption. The initial Holding Share Transaction Fee shall be two thousand dollars ($2,000) (such fee, the "Transaction Fee"). The Holding Share Transaction Fee may be adjusted from time to time in accordance with this Participants Agreement. A single Holding Share Transaction Fee shall be due for each Purchase Order or Redemption Order from a Single Authorized Participant that relates to multiple MACRO Units, and no additional Transaction Fee shall be charged, if at the time of the creation or redemption of Paired Holding Shares, the Authorized Participant concurrently conducts a creation or exchange of Tradeable Shares.

            (b) In connection with each Tradeable Share Order that is conducted separately from a Holding Share Order, the Authorized Participant shall pay to the Trustee a fee (such fee, the "Tradeable Share Transaction Fee"; and together with the Holding Share Transaction Fee, the "Transaction Fee") for such creation or exchange of Tradeable Shares. The initial Tradeable Share Transaction Fee shall be two thousand dollars ($2,000). The Tradeable Share Transaction Fee may be adjusted from time to time in accordance with Section 6(c) of this Participants Agreement. A single Tradeable Share Transaction Fee shall be due for each Tradeable Share Order from a single Authorized Participant that is conducted separately from a Holding Share Order regardless of the aggregate amount of creations or exchanges on such date, and no additional Transaction Fee shall be charged, if at the time of the creation or redemption of Paired Holding Shares, the Authorized Participant concurrently conducts a creation or exchange of Tradeable Shares.

            (c) The Transaction Fee may subsequently be waived, modified, reduced, increased or otherwise changed by the Trustee, with the prior written consent of the Depositor, but will not in any event exceed (a) in the case of a Paired Subsequent Issuance or a Paired Optional Redemption, [0.10]% of the value of a MACRO Unit at the time of creation or redemption, as the case may be (in each case determined at the proportionate underlying value of a MACRO Unit on the date of either the Purchase Order or the Redemption Order), or (b) in the case of a creation of or exchange for Tradeable Shares, [0.10]% of the aggregate proportional underlying value of the Holding Shares on the date of either a Creation Order or an Exchange Order. Promptly after agreeing to and prior to implementing such change, the Depositor shall cause the current Registration Statements to be amended to reflect any such changes in the Transaction Fee. The Administrative Agent shall notify the Depository and each Authorized Participant of any agreement to waive, modify, reduce, increase or otherwise change the Transaction Fee and shall not implement any increase for redemptions of outstanding Paired Holding Shares or Tradeable Shares until thirty (30) days after the date of that notice. The amount of the Transaction Fee in effect at any given time shall be made available by the Administrative Agent upon request.

         Section 7. Authorized Persons. Concurrently with the execution of this Participants Agreement and from time to time thereafter, each Authorized Participant shall deliver to the Administrative Agent, with copies to the Trustee, notarized and duly certified as appropriate by its secretary or other duly authorized official, a certificate in the form of EXHIBIT A setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Participant (each, an "Authorized Person"). The Administrative Agent may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Administrative Agent each receives a superseding certificate bearing a subsequent date. Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Administrative Agent and such notice shall be effective upon receipt by the Administrative Agent. The Administrative Agent shall issue to each Authorized Person a unique personal identification number (the "PIN Number") by which such Authorized Person shall be identified and which shall be used as authentication for Orders placed by that Authorized Person. The Administrative Agent shall provide to the Depositor and the Trustee, if so requested, a list of the Authorized Persons and their corresponding PIN Numbers and shall promptly update such list upon any changes to such list. The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person. If, after issuance, the Authorized Person's PIN Number is changed, the new PIN Number shall become effective on a date mutually agreed upon by the Authorized Participant and the Administrative Agent.

         Section 8. Representation regarding Securities Delivered. Each redeeming Authorized Participant represents and warrants that it will not obtain a Submission Number (as described in the Procedures) from the Administrative Agent for each Order unless such Authorized Participant first ascertains that
(i) it or its customer or any other person on whose behalf it is acting, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender the Paired Holding Shares, Tradeable Shares or Treasuries, as applicable, and (ii) such Paired Holding Shares, Tradeable Shares or Treasuries, as applicable, have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which would preclude the delivery of such securities to the Trustee on the second Business Day following the applicable order date.

         Section 9. Role of Authorized Participant.

            (a) Each Authorized Participant acknowledges that, for all purposes of this Participants Agreement and the Trust Agreements, it is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the Paired Holding Trusts, the Tradeable Trusts, the Depositor, the Administrative Agent or the Trustee in any matter or in any respect.

            (b) Each Authorized Participant will make itself and its employees available, upon request, during normal business hours to consult with the Trustee and the Administrative Agent concerning the performance of such Authorized Participant's responsibilities under this Participants Agreement.

            (c) With respect to (i) any Paired Subsequent Issuance and Paired Optional Redemption of Paired Holding Shares or (ii) any creation or exchange of Tradeable Shares made by an Authorized Participant pursuant to this Participants Agreement for the benefit of any customer or any other DTC Participant or Indirect Participant, or any other beneficial owner, such Authorized Participant shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Trust Agreements.

            (d) Each Authorized Participant will maintain records of all sales of Paired Holding Shares or Tradeable Shares made by or through it and will furnish copies of such records to the Depositor upon the reasonable request of the Depositor.

         Section 10. Indemnification.

            (a) Each Authorized Participant, individually and severally, hereby indemnifies and holds harmless the Paired Holding Trusts, the Tradeable Trusts, the Trustee, the Administrative Agent, the Depositor, their respective direct or indirect affiliates (as defined below) and their respective directors, officers, managers, members, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, an "AP Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including attorney's fees and the reasonable cost of investigation) incurred by such AP Indemnified Party as a result of or in connection with: (i) any breach by such Authorized Participant of any provisions of this Participants Agreement, including its representations, warranties and covenants, (ii) any failure on the part of such Authorized Participant to perform any of its obligations set forth in this Participants Agreement, (iii) any failure by such Authorized Participant to comply with applicable laws and the rules and regulations of self-regulatory organizations, (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued in accordance with the Procedures believed by the AP Indemnified Party to be genuine and to have been given by such Authorized Participant, or (v) (A) any representation by such Authorized Participant, its employees or its agents or other representatives about any type of MACRO Shares or any AP Indemnified Party that is not consistent with the then-current Prospectuses made in connection with the offer or the solicitation of an offer to buy or sell any type of MACRO Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any Participant Free Writing Prospectus described in Section 14(b) or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the MACRO Shares or any AP Indemnified Party, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the Depositor or is based upon any omission or alleged omission by the Depositor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.

            (b) The Paired Holding Trusts, on behalf of themselves and the Tradeable Trusts, hereby agree to indemnify and hold harmless, severally and not jointly, each Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, a "Trust Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by such Trust Indemnified Party as a result of (i) any breach by a MACRO Trust of any provision of this Participants Agreement that relates to a MACRO Trust, (ii) any failure on the part of a MACRO Trust to perform any of its obligation set forth in this Participants Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectuses as originally filed with the SEC or in any amendment thereof, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the Prospectuses based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the Prospectuses.

            (c) This Section 10 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result or in connection with any gross negligence, bad faith or willful misconduct on the part of the AP Indemnified Party or the Trust Indemnified Party, as the case may be. The term "affiliate" in this Section 9 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

            (d) If the indemnification provided for in this Section 10 is unavailable to an AP Indemnified Party under Section 10(a) or a Trust Indemnified Party under Section 10(b) or insufficient to hold an indemnified party harmless in respect of any losses, liabilities, damages, costs and expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, damages, costs and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by a Paired Holding Trust, on the one hand, and by the Authorized Participant, on the other hand, from the services provided hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of a Paired Holding Trust, on the one hand, and of the Authorized Participant, on the other hand, in connection with, to the extent applicable, the statements or omissions which resulted in such losses, liabilities, damages, costs and expenses, as well as any other relevant equitable considerations. The relative benefit of a Paired Holding Trust shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting expenses) received by that Paired Holding Trust. To the extent applicable, the relative fault of a Paired Holding Trust, on the one hand, and of the Authorized Participant, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by that trust or by the Authorized Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, damages, costs and expenses referred to in this Section 10(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any action, suit or proceeding (each, a "Proceeding") related to such losses, liabilities, damages, costs and expenses.

            (e) Each Paired Holding Trust and each Authorized Participant agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 10(d) above. Each Authorized Participant shall not be required to contribute any amount in excess of the amount by which the total price at which the Paired Holding Shares or Tradeable Shares, as applicable, created by the Authorized Participant and distributed to the public exceeds the amount of any damage which the Authorized Participant has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution provisions contained in this
Section 10 shall remain in full force and effect regardless of any investigation made by or on behalf of an Authorized Participant, its partners, stockholders, members, directors, officers, employees and or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls an Authorized Participant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of each of the Paired Holding Trusts, its managers, members, officers, employees or any person who controls the Paired Holding Trusts within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Participants Agreement. Each Paired Holding Trust and each Authorized Participant agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of a Paired Holding Trust, against the Trustee or the Depositor, in connection with the issuance and sale of the Paired Holding Shares or Tradeable Shares or in connection with the Registration Statement or the Prospectuses.

            (g) Pursuant to the Holding Trust Agreements, each Paired Holding Trust hereby agrees jointly and severally to pay any Trust Indemnified Party such amounts when due under this Section 10 (including any amount in contribution thereof that may be owed to such Trust Indemnified Party pursuant to this Section 10), and to pay any and all expenses (including reasonable and documented counsel fees and expenses) incurred by the Trust Indemnified Party in enforcing its rights under this Section 10(g).

         Section 11. Limitation of Liability.

            (a) None of the Depositor, the Trustee or the Authorized Participant shall be liable to each other or to any other Person, including any AP Indemnified Party or any other person claiming by, through or on behalf of an Authorized Participant, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by any of the others or any other person or out of any interruption or delay in the electronic means of communications used by them.

            (b) Tax Liability. Each Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to (i) the creation or redemption of any MACRO Unit or (ii) the creation or exchange of Tradeable Shares made pursuant to this Participants Agreement, regardless of whether or not such tax or charge is imposed directly on each Authorized Participant. To the extent the Trustee, the Administrative Agent, the Depositor, the Paired Holding Trusts or the Tradeable Trusts are required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

         Section 12. Acknowledgment. Each Authorized Participant acknowledges receipt of a copy of (i) the Trust Agreements, (ii) the current Up-MACRO Prospectus and (iii) the current Down-MACRO Prospectus and represents that it has reviewed and understands such documents.

         Section 13. Effectiveness and Termination. Upon the execution of this Participants Agreement by the parties hereto, this Participants Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any party upon thirty (30) days' prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a), (ii) upon notice to the Authorized Participant by the Trustee in the event of a breach by the Authorized Participant of this Participants Agreement or the procedures described or incorporated herein, (iii) immediately in the circumstances described in Section 20(j), or (iv) at such time as the Paired Holding Trusts are terminated pursuant to the Holding Trust Agreements.

         Section 14. Marketing Materials; Representations Regarding Paired Holding Shares; Identification in Registration Statement.

            (a) Each Authorized Participant represents, warrants and covenants that, (i) without the prior written consent of the Depositor, such Authorized Participant will not make, or permit any of its representatives to make, any representations concerning the Paired Holding Shares, the Tradeable Shares or any AP Indemnified Party other than representations contained (A) in the then-current Prospectuses, (B) in printed information approved by the Depositor as information supplemental to such Prospectuses or (C) in any promotional materials or sales literature furnished to such Authorized Participant by the Depositor, and (ii) such Authorized Participant will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Paired Holding Shares, the Tradeable Shares, any AP Indemnified Person, the Paired Holding Trusts or the Tradeable Trusts that is not consistent with the Prospectuses. Copies of the then current Prospectuses and any such printed supplemental information will be supplied by the Depositor to the Authorized Participant in reasonable quantities upon request.

            (b) Notwithstanding the foregoing, each Authorized Participant may without the written approval of the Depositor prepare and circulate to one or more of its potential investors one or more "written communications" (as defined in Rule 405 under the Securities Act) containing no more than the following: information contemplated by Rule 134 under the Securities Act and information included in the Prospectuses (each such written communication, a "Participant Free Writing Prospectus").

            (c) Each Authorized Participant severally represents, warrants and agrees with the Trustee, the Administrative Agent and the Depositor that:

                (i) each Participant Free Writing Prospectus prepared by it will not, as of the date such Participant Free Writing Prospectus was conveyed or delivered to any prospective purchaser of MACRO Shares, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Authorized Participant makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate information which was included in the Prospectuses or any written information furnished to the related Authorized Participant by the Trustee, the Administrative Agent and the Depositor expressly for use therein, which information was not corrected by information subsequently provided by the Trustee, the Administrative Agent and the Depositor to the related Authorized Participant prior to the time of use of such Participant Free Writing Prospectus;

                (ii) each Participant Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Securities Act, and shall otherwise conform to any requirements for "free writing prospectuses" under the Securities Act; and

                (iii) each Participant Free Writing Prospectus prepared by it shall be delivered to the Trustee, the Administrative Agent and the Depositor no later than the time of first use and, unless otherwise agreed to by the Trustee, the Administrative Agent, the Depositor and the Authorized Participant, such delivery shall occur no later than the close of business for the Depositor (New York City time) on the date of first use; provided, however, if the date of first use is not a Business Day, such delivery shall occur no later than the close of business for the Depositor (New York City time) on the first Business Day preceding such date of first use.

            (d) Each Authorized Participant severally represents and agrees (i) that it did not enter into any contract of sale for any MACRO Share prior to the time of first contract with that buyer and (ii) that it will, at any time that such Authorized Participant is acting as an "underwriter" (as defined in Section 2(a)(11) of the Securities Act) with respect to any type of MACRO Share, deliver to each investor to whom the MACRO Shares are offered a copy of the then-current Prospectuses.

            (e) Each Authorized Participant and its affiliates may prepare and circulate in the regular course of their businesses, without having to refer to the then-current Prospectuses, data and information relating to the Applicable Reference Price of Crude Oil and the price and/or interest rate (including any discount rate) on the Treasuries.

            (f) Each Authorized Participant hereby agrees that, for the term of this Participants Agreement, the Depositor may deliver the then-current Prospectuses, and any supplements or amendments thereto or recirculation thereof, to such Authorized Participant in Portable Document Format ("PDF") via electronic mail in lieu of delivering the Prospectuses in paper form. Each Authorized Participant may revoke the foregoing agreement at any time by delivering written notice to the Depositor and, whether or not such agreement is in effect, each Authorized Participant may, at any time, request reasonable quantities of the Prospectuses, and any supplements or amendments thereto or recirculation thereof, in paper form from the Depositor. Each Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the Prospectuses in PDF instead of in paper form.

            (g) For as long as this Participants Agreement is effective, each Authorized Participant agrees to be identified as an authorized participant of the Paired Holding Trusts and the Tradeable Trusts (i) in the section of the Prospectuses included within the Registration Statements entitled "Plan of Distribution" and in any other section as may be required by the SEC and (ii) on any website relating to the Paired Holding Trusts or the Tradeable Trusts.

         Section 15. Certain Covenants of the Depositor. The Depositor covenants and agrees:

            (a) to advise the Authorized Participant promptly of the happening of any event during the term of this Participants Agreement which could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the expense of the Paired Holding Trusts, to each Authorized Participant promptly such amendments or supplements to such Prospectuses as may be necessary to reflect any such change;

            (b) upon (i) amending any of the Registration Statements or (ii) the filing and effectiveness of a new Registration Statement to register additional Paired Holding Shares or Tradeable Shares in reliance on Rule 429 of the Securities Act, to furnish to each Authorized Participant, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Depositor, addressed to each Authorized Participant and dated such dates in form and substance satisfactory to each Authorized Participant and including the customary assumptions, exceptions and qualifications, stating (to the extent applicable to such amendment or new filing) that:

                (i) the Depositor has been duly formed and is validly existing and in good standing as a limited liability company under the applicable laws of the State of Delaware;

                (ii) the Depositor has the limited liability company power and authority to execute and deliver each of the transaction documents to which the Depositor is a party and to consummate the transactions contemplated thereby under the applicable laws of the State of Delaware;

                (iii) each of the MACRO Trusts has been duly formed and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware;

                (iv) each of the MACRO Trusts has the trust power and authority to execute and deliver each of the transaction documents to which it is a party and to consummate the transaction contemplated thereby under the applicable laws of the State of Delaware;

                (v) this Participants Agreement has been duly authorized, executed and delivered by each of the Paired Holding Trusts, the Tradeable Trusts and the Depositor (collectively, the "MACRO Entities");

                (vi) each of the Transaction Documents (as defined in the Holding Trust Agreements) (other than the Participants Agreement, which is addressed in paragraph (v) above) has been duly authorized, executed and delivered to the extent such execution and delivery are governed by the laws of the State of New York or the State of Delaware by each of the MACRO Entities and is a valid and binding agreement of each of the MACRO Entities, enforceable against each of the MACRO Entities in accordance with its terms;

                (vii) the execution and delivery by the MACRO Entities of each of the transaction documents to which it is a party and the consummation by the MACRO Entities of the transactions contemplated thereby, including the issuance and sale of the Paired Holding Shares and the Tradeable Shares, do not conflict with, result in a breach or violation of, or constitute a default under the Depositor's certificate of formation or operating agreement, any MACRO Trust's certificate of trust or any Trust Agreement;

                (viii) neither the execution or delivery by the MACRO Entities of the transaction documents to which they are a party nor the compliance by the MACRO Entities with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware, the State of New York or the United States of America;

                (ix) no governmental approval, which has been obtained or taken is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the transaction documents by the MACRO Entities party thereto or the enforceability of any of the transaction documents against the MACRO Entities party thereto;

                (x) each of the Paired Holding Shares and the Tradeable Shares has been duly authorized by the respective MACRO Trusts and, when delivered to and paid for by an Authorized Participant in accordance with the terms of this Participants Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the applicable law of the State of Delaware;

                (xi) Each of the MACRO Trusts is not and, solely after giving effect to the offering and sale of the Paired Holding Shares and Tradeable Shares, will not be an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                (xii) each of the Registration Statements, at the time it became effective, and each of the Prospectuses, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereof, except that in each case we do not express any opinion as to the financial statements and schedules and other financial data included therein or excluded therefrom, or the exhibits thereto, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus; and

                (xiii) the information in the Registration Statements and the Prospectuses under the headings "Description of the Up-MACRO Holding and Tradeable Shares," "Description of the Down-MACRO Holding and Tradeable Shares," "Material United States Federal Income Tax Consequences" and "Description of the Trust Agreements" insofar as such statements constitute a summary of documents or matters of law are accurate in all material respects and present fairly the information required to be shown.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Depositor, representatives of the independent public accountants of the MACRO Trusts and representatives of each Authorized Participant at which the contents of the Registration Statements and the Prospectuses were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectuses (except as and to the extent stated in subparagraph (xiii) above), on the basis of the foregoing, no facts have come to such counsel's attention that have caused such counsel to believe that the Registration Statements, at a time mutually agreed upon by the Depositor and an Authorized Participant to be the time of first contract and sale, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case it does not express any view as to the financial statements, schedules and other financial data and financial projections included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statements, including the Form T-1);

            (c) to deliver letters from the MACRO Trust's accountants, dated as of the date of such events below, that are addressed to each Authorized Participant, certified independent public accountants and stating in effect that they have performed certain specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the MACRO Trusts) set forth in the Prospectuses, agrees with the accounting records of the MACRO Trusts, excluding any questions of legal interpretation, upon the occurrence of (i) an amendment to any of the Registration Statements or the Prospectuses by the filing of a post-effective amendment, or (ii) incorporated by reference of new financial information into the Registration Statements or the Prospectuses;

            (d) to deliver a certification by a duly authorized officer of the Depositor in the form attached hereto as EXHIBIT F to each Authorized Participant, upon the occurrence of (i) an amendment to any of the Registration Statements or the Prospectuses by the filing of a post-effective amendment, (ii) the filing of a new Registration Statement to register additional Paired Holding Shares in reliance on Rule 429 of the Securities Act, or (iii) incorporated by reference of new financial information into the Registration Statements or the Prospectuses;

            (e) In addition, any certificate signed by any officer of the Depositor and delivered to each Authorized Participant or counsel for each Authorized Participant pursuant hereto shall be deemed to be a representation and warranty by the Depositor as to matters covered thereby to each Authorized Participant; and

            (f) to cause each of the MACRO Trusts to file a post-effective amendment to their respective Registration Statements no less frequently than once per calendar quarter on or about the same time that such MACRO Trusts file a quarterly or annual report pursuant to Section 13 or 15(d) of the Exchange Act (including the information contained in such report), until such time as the MACRO Trusts' reports filed pursuant to Section 13 or 15(d) of the Exchange Act are incorporated by reference in the Registration Statement.

         Section 16. Addition and Removal of Authorized Participants.

            (a) On any Business Day, any Person who satisfied the requirements set forth in Section 2 of this Participants Agreement may notify the Administrative Agent, the Trustee and the Depositor of its desire to be added to
Schedule I of this Participants Agreement. The Administrative Agent shall review such Person's request, and if such Person is acceptable to the Depositor, the Administrative Agent shall prepare, or cause to be prepared, a supplement to this Participants Agreement under which such Person will be added to Schedule I attached hereto and pursuant to which such Person shall assume the role, responsibilities and privileges of an Authorized Participant as set forth in this Participants Agreement. Upon instruction for the Depositor, each of the Administrative Agent and Trustee hereby acknowledge and agree that it will execute and deliver such supplement to the extent permitted by law. Furthermore, each Authorized Participant acknowledges and agrees that its execution and delivery of such supplement shall not be required to bind any future Authorized Participant to the terms and conditions set forth herein. The Trustee shall use commercially reasonable efforts to submit on behalf of such Person an application to create an account at DTC pursuant to which it can effectuate creations, redemptions and/or exchanges in accordance with Attachment A and Attachment B attached hereto. Upon an approvals from DTC and the execution and delivery of such supplement by such Person, the Administrative Agent, the Trustee and the Depositor, such Person shall be deemed to be an Authorized Participant under this Participants Agreement. To the extent required under the Securities Exchange Act of 1934, as amended, the Trustee shall file within four
(4) Business Days of executing a supplement a Form 8-K disclosing the addition of an Authorized Participant.

            (b) Upon five (5) Business Days' written notice, an Authorized Participant may terminate its role with respect to this Participant Agreement. The Administrative Agent shall prepare, or cause to be prepared, an amendment to
Schedule I under which such Authorized Participant shall be removed from such schedule. The Administrative Agent, the Depositor, the Trustee and such Administrative Agent shall execute such amendment upon its preparation and delivery. Each Authorized Participant acknowledge and agrees that the execution and delivery by it of such amendment is not required for the removal of an Authorized Participant from the Schedule. To the extent required under the Securities Exchange Act of 1934, as amended, the Trustee shall file within four
(4) Business Days of executing an amendment a Form 8-K disclosing the removal of such Authorized Participant.

         Section 17. Third Party Beneficiaries. Each AP Indemnified Party, to the extent it is not a party to this Participants Agreement, is a third-party beneficiary of this Participants Agreement (each, a "Third Party Beneficiary") and may proceed directly against each Authorized Participant (including by bringing proceedings against each Authorized Participant in its own name) to enforce any obligation of each Authorized Participant under this Participants Agreement which directly or indirectly benefits such Third Party Beneficiary.

         Section 18. Force Majeure. No party to this Participants Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Participants Agreement by reason of any cause beyond its reasonable control. This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations.

         Section 19. Ambiguous Instructions. If an Order Form otherwise in good form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Administrative Agent will attempt to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Order, then the Order will be accepted and processed. If an Authorized Person contradicts the Order terms, the Order will be deemed invalid, and a corrected Order must be received by the Administrative Agent, as the case may be, not later than within fifteen (15) minutes of such contact with the Authorized Person. If the Administrative Agent is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information. In the event that an Order contains terms that are illegible, the Order will be deemed invalid and the Administrative Agent will attempt to contact one of the Authorized Persons of each Authorized Participant to request retransmission of the Order. A corrected Order must be received by the Administrative Agent not later than within fifteen (15) minutes of such contact with the Authorized Person.

         Section 20. Miscellaneous.

            (a) Amendment and Modification. This Participants Agreement, the Procedures attached hereto and the Exhibits hereto may be amended, modified or supplemented by the Trustee, the Administrative Agent and the Depositor, without consent of any holder of the MACRO Shares or the Authorized Participants provided, however, that the Trustee will not be required to enter into any amendment or modification of this Participation Agreement that would (i) alter the status of any Paired Holding Trust as a grantor trust for federal income tax purposes or (ii) cause any Trust to be required to register as an investment company under the Investment Company Act of 1940, as amended, or (iii) cause or potentially cause the Assets of any Trust to constitute "plan assets" within the meaning of ERISA unless (in each case) it has obtained a favorable opinion of counsel at the expense of the applicable trust to the effect that such amendment would not have effect. After the amendment, modification or supplement has been agreed to, the Trustee shall mail a copy of the proposed amendment, modification or supplement to each Authorized Participant. The Trustee may also deliver such amendment, modification or supplement thereto by electronic mail; provided, however, that physical delivery via the United States postal system or similar system shall be required. For the purposes of this Participants Agreement, mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system or similar system. Within ten (10) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Participants Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms. If at any time there is any material amendment, modification or supplement of any Participants Agreement (other than this Participants Agreement), the Trustee will promptly mail a copy of such amendment, modification or supplement to each Authorized Participant.

            Notwithstanding the foregoing, any amendment, modification or supplement to any creation or redemption procedural item in the Procedures shall be made in accordance with the terms of such agreements. After the amendment, modification or supplement has been agreed to, the Trustee will mail a copy of the amendment, modification or supplement to each Authorized Participant.

            (b) Waiver of Compliance. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

            (c) Notices. Except as otherwise specifically provided in this Participants Agreement, all notices required or permitted to be given pursuant to this Participants Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, telegram, telephonic facsimile, electronic mail or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid. Unless otherwise notified in writing, all notices to any MACRO Trusts shall be given or sent to the Administrative Agent, with copies to the Trustee. All notices shall be directed as follows:

                  If to the Trustee:

                           [                     ]
                           [                     ]
                           [                     ]
                           Telephone:  [         ]
                           Facsimile:  [         ]

                  If to the Depositor:

                           MACRO Securities Depositor, LLC
                           c/o MacroMarkets LLC
                           14 Main Street Suite 100
                           Madison, NJ 07940
                           Attention:  Samuel Masucci, III
                           Telephone:  (800) 767-4796
                           Facsimile:  (  )

                  If to the Administrative Agent:

                           [                     ]
                           Attention:  [  ]
                           Telephone:  (  )
                           Facsimile:  (  )

                  If to each Authorized Participant:

            The information listed on Schedule I attached hereto; or to such other address as any of the parties hereto shall have communicated in writing to the remaining parties in compliance with the provisions hereof.

            (d) Successors and Assigns. This Participants Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

            (e) Assignment. Neither this Participants Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Participants Agreement. The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change. Any purported assignment in violation of the provisions hereof shall be null and void. Notwithstanding the foregoing, this Participants Agreement shall be automatically assigned to any successor Trustee, Administrative Agent or Depositor at such time such successor qualifies as a successor Trustee, Administrative Agent or Depositor under the terms of the Trust Agreements.

            (f) Governing Law; Consent to Jurisdiction. This Participants Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles other than Section 5.1401 et seq. of the General Obligation Law of the State of New York) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such state in connection with any action, suit or other proceeding arising out of or relating to this Participants Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party's address for purposes of notices hereunder.

            (g) Counterparts. This Participants Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Participants Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Participants Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

            (h) Interpretation. The article and section headings contained in this Participants Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Participants Agreement.

            (i) Entire Agreement. This Participants Agreement and the Trust Agreements, along with any other agreement or instrument delivered pursuant to this Participants Agreement and the Trust Agreements, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof, provided, however, that each Authorized Participant shall not be deemed by this provision to be a party to the Trust Agreements.

            (j) Severance. If any provision of this Participants Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra-national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Participants Agreement and this Participants Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the Depositor determines in its discretion, after consulting with the Trustee and the Administrative Agent, that the provision of this Participants Agreement that was held invalid, illegal or unenforceable does affect the validity, legality or enforceability of one or more other provisions of this Participants Agreement, and that this Participants Agreement should not be continued without the provision that was held invalid, illegal or unenforceable, and in that case, upon the Depositor's notification of the Trustee and the Administrative Agent of such a determination, this Participants Agreement shall immediately terminate and the Administrative Agent will so notify each Authorized Participant immediately.

            (k) No Strict Construction. The language used in this Participants Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

            (l) Survival. Section 10 (Indemnification) and Section 17 (Third Party Beneficiaries) hereof shall survive the termination of this Participants Agreement.

            (m) Other Usages. The following usages shall apply in interpreting this Participants Agreement: (i) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) "including" means "including, but not limited to."


                            [Signature Page Follows]

         WHEREOF, each Authorized Participant, the Depositor, the Administrative Agent and the Trustee have caused this Participants Agreement to be executed by their duly authorized representatives as of the date first set forth above.



                                   [                     ],
                                   not in its individual capacity, but solely as the Trustee for the Paired Holding Trusts and the Tradeable Trusts

                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   [                     ]
                                              [                     ]
                                   Telephone: [                     ]
                                   Facsimile: [                     ]

                                   [                  ],
                                   not in its individual capacity, but solely as Administrative Agent of the Paired Holding Trusts and the Tradeable Trusts


                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   _______________________________
                                   Telephone: _______________________________
                                   Facsimile: _______________________________


                                   MACRO SECURITIES DEPOSITOR, LLC
                                   Depositor of the Paired Holding Trusts and the Tradeable Trusts


                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   14 Main Street Suite 100
                                              Madison, NJ 07940
                                   Telephone: (800) 767-4796
                                   Facsimile: [          ]

                                   [Name of Authorized Participant]

                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   [                     ]
                                   Telephone: [                     ]
                                   Facsimile: [                     ]


                                   [Name of Authorized Participant]

                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   [                     ]
                                   Telephone: [                     ]
                                   Facsimile: [                     ]


                                   [Name of Authorized Participant]

                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   [                     ]
                                   Telephone: [                     ]
                                   Facsimile: [                     ]


                                   [Name of Authorized Participant]

                                   By:        _______________________________
                                   Name:      _______________________________
                                   Title:     _______________________________
                                   Address:   [                     ]
                                   Telephone: [                     ]
                                   Facsimile: [                     ]

                                                                      SCHEDULE I

                        [LIST OF AUTHORIZED PARTICIPANTS]

                                    EXHIBIT A


                   MACROSHARES UP OIL BENCHMARK HOLDING TRUST
                  MACROSHARES DOWN OIL BENCHMARK HOLDING TRUST
                  MACROSHARES UP OIL BENCHMARK TRADEABLE TRUST
                 MACROSHARES DOWN OIL BENCHMARK TRADEABLE TRUST

         FORM OF CERTIFIED AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

         The following are the names, titles and signatures of all persons (each, an "Authorized Person") authorized to give instructions relating to any activity contemplated by the Participants Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Participants Agreement.

Authorized Participant:  _______________________ (the "Authorized Participant")

Name:____________________________           Name:____________________________
Title:___________________________           Title:___________________________
Signature:_______________________           Signature:_______________________
Name:____________________________           Name:____________________________
Title: __________________________           Title: __________________________
Signature: ______________________           Signature: ______________________

         The undersigned, [name], [title] of [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Participants Agreement, dated as of [date], by and among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor, dated [date], and that their signatures set forth above are their own true and genuine signatures.

         IN WITNESS WHEREOF, I, the undersigned, a duly authorized officer of the Authorized Participant hereby execute this certificate as of the date first set forth above.



                                                 ______________________________
                                                 NAME OF AUTHORIZED PARTICIPANT



                                                 By:________________________
                                                 Name:
                                                 Title:





Subscribed and sworn to before me this    day of
_______, 20___



                                                 By:___________________________
                                                 Name:_________________________
                                                 Title:________________________
                                                 Date:_________________________
                                                 Notary Public:________________

                                    EXHIBIT B


                                     FORM OF
                                 MACROSHARES OIL
                                 PURCHASE ORDER

Authorized Participant: _________________________ (the "Authorized Participant")

Date: __________________

Submission Number: ____________________

PIN Number: __________________

Number of MACRO Units to be Issued: ______________________

Number of Up-MACRO Holding Shares to be Issued:   ___________________*

Number of Down-MACRO Holding Shares to be Issued: ___________________*

* For illustrative purposes only since Up-MACRO Holding Shares and Down-MACRO Holding Shares may be only created as MACRO Units.

Does the Authorized Participant want its Up-MACRO Holding Shares to be exchanged into Up-MACRO Tradeable Shares?

_______  _______
Yes      No

Does the Authorized Participant want its Down-MACRO Holding Shares to be exchanged into Down-MACRO Tradeable Shares?

_______  _______
Yes      No

[Additional Information Required for Purchase Order]

         All Purchase Orders are subject to the terms and conditions of the Holding Trust Agreements as currently in effect and the Participants Agreement,
dated as of [         ] (the "Participants Agreement"), among the Authorized
Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Purchase Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Purchase Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Purchase Order Form to the Administrative Agent and the Trustee on behalf of the Authorized Participant.

         The Authorized Participant, by placing this order, acknowledges that a "distribution" as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. The Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel prior to placing this Purchase Order.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Purchase Order as of the date set forth below.



                                                 _______________________________
                                                 NAME OF AUTHORIZED PARTICIPANT


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 Date: _________________________

                                    EXHIBIT C


                                     FORM OF
                        MACROSHARES OIL REDEMPTION ORDER

Authorized Participant:__________________________ (the "Authorized Participant")

Date: _____________________

Submission Number: ________________________

PIN Number: ______________________

Number of MACRO Units to be Redeemed: ______________________

CUSIP Numbers:

________________________            __________________________
Up-MACRO Holding Shares             Down-MACRO Holding Shares

Number of Up-MACRO Holding Shares to be Redeemed:      _____________________*
Number of Down-MACRO Holding Shares to be Redeemed:    _____________________*

* For illustrative purposes only since Up-MACRO Holding Shares and Down-MACRO Holding Shares may be only created as MACRO Units.

The following information shall be completed by the Authorized Participant if it is delivering Tradeable Shares:

Up-MACRO Tradeable Shares to be Exchanged into Up-MACRO Holding Shares?

_______  _______
Yes      No

Down-MACRO Tradeable Shares to be Exchanged into Down-MACRO Holding Shares?

_______  _______
Yes      No

CUSIP Numbers:

__________________________          ___________________________
Up-MACRO Tradeable Shares           Down-MACRO Tradeable Shares

[Additional Information Required for Redemption Order]

         All Redemption Orders are subject to the terms and conditions of the Holding Trust Agreements as currently in effect and the Participants Agreement, dated as of [ ] (the "Participants Agreement"), among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Redemption Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Redemption Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Redemption Order Form to the Trustee on behalf of the Authorized Participant.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Redemption Order as of the date set forth below.


                                                 _______________________________
                                                 NAME OF AUTHORIZED PARTICIPANT


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 Date: _________________________

                                    EXHIBIT D


                                     FORM OF
                         MACROSHARES OIL CREATION ORDER

Authorized Participant: ________________________ (the "Authorized Participant")

Date: ________________

Submission Number: _____________________

PIN Number: _____________________

The Authorized Participant desires to create additional

Up-MACRO Tradeable Shares           _______Yes     _______No

Down-MACRO Tradeable Shares         _______Yes     _______No

Number of Up-MACRO Holding Shares to be Exchanged for Up-MACRO Tradeable Shares:

______________(Number)    ________(check if not applicable)

Number of Down-MACRO Holding Shares to be Exchanged for Down-MACRO Tradeable
Shares:

______________(Number)    ________(check if not applicable)

CUSIP Number(s) for Holding Shares Being Delivered by Authorized Participant:

__________________________  (CUSIP Number)       _____(check if not applicable)
Up-MACRO Holding Shares

__________________________  (CUSIP Number)       _____(check if not applicable)
Down-MACRO Holding Shares

[Additional Information Required for Creation Order]

         All Creation Orders are subject to the terms and conditions of the Tradeable Trust Agreements as currently in effect and the Participants Agreement, dated as of [ ] (the "Participants Agreement"), among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Creation Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Creation Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Creation Order Form to the Trustee on behalf of the Authorized Participant.

         The Authorized Participant, by placing this order, acknowledges that a "distribution" as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. The Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel prior to placing this Creation Order.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Creation Order as of the date set forth below.


                                                 _______________________________
                                                 NAME OF AUTHORIZED PARTICIPANT


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 Date: _________________________

                                    EXHIBIT E


                                     FORM OF
                         MACROSHARES OIL EXCHANGE ORDER

Authorized Participant: ________________________ (the "Authorized Participant")

Date: ________________

Submission Number: _____________________

PIN Number: _____________________

The Authorized Participant desires to exchange the following:

Up-MACRO Holding Shares             _______Yes     _______No

Down-MACRO Holding Shares           _______Yes     _______No

Number of Up-MACRO Tradeable Shares to be Exchanged for Up-MACRO Holding Shares:

______________(Number)    ________(check if not applicable)

Number of Down-MACRO Tradeable Shares to be Exchanged for Down-MACRO Holding
Shares:

______________(Number)    ________(check if not applicable)

CUSIP Number(s) for Holding Shares Being Delivered by Authorized Participant:

__________________________  (CUSIP Number)       _____(check if not applicable)
Up-MACRO Tradeable Shares

__________________________  (CUSIP Number)       _____(check if not applicable)
Down-MACRO Tradeable Shares

[Additional Information Required for Creation Order]

         All Exchange Orders are subject to the terms and conditions of the Tradeable Trust Agreements as currently in effect and the Participants Agreement, dated as of [ ] (the "Participants Agreement"), among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Exchange Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Exchange Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Exchange Order Form to the Trustee on behalf of the Authorized Participant.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Exchange Order as of the date set forth below.



                                                 _______________________________
                                                 NAME OF AUTHORIZED PARTICIPANT


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 Date: _________________________

                                    EXHIBIT F


                         MACRO SECURITIES DEPOSITOR, LLC
                              [month][date], [year]


                              OFFICER'S CERTIFICATE

         The undersigned, a duly authorized officer of MACRO Securities Depositor, LLC, a Delaware limited liability company (the "Depositor"), and pursuant to [Section 15(d)] of the Participants Agreement (the "Agreement"), dated as of __________, 2006 by and among the parties listed on Schedule I attached hereto (individually, an "Authorized Participant" and collectively, the "Authorized Participants"), the Depositor, [ ], not in its individual capacity but solely as administrative agent of the Paired Holding Trusts (the
"Administrative Agent") and [                           ], not in its
individual capacity but solely (i) as trustee of the MACROShares Up Oil Benchmark Holding Trust (the "Up-MACRO Holding Trust"), (ii) as trustee of the MACROShares Down Oil Benchmark Holding Trust (the "Down-MACRO Holding Trust" and together with the Up-MACRO Holding Trust, the "Paired Holding Trusts"), (iii) as trustee of the MACROShares Up Oil Benchmark Tradeable Trust (the "Up-MACRO Tradeable Trust"), and (iv) as trustee of the MACROShares Down Oil Benchmark Tradeable Trust (the "Down-MACRO Tradeable Trust" and together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts"), hereby certifies, based on his/her actual knowledge and acting solely in his/her capacity as a duly authorized officer of the Depositor, that:

         1. Each of the following representations and warranties of the Depositor is true and correct in all material respects as of the date hereof:

              (a) the Prospectuses do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; each Registration Statement complies in all material respects with the requirements of the Securities Act and each Prospectus complies in all material respects with the requirements of the Securities Act and any statutes, regulations, contracts or other documents that are required to be described in the applicable Prospectus or to be filed as exhibits to the applicable Registration Statement have been so described or filed; the conditions to the use of Form S-1 or S-3, if applicable, have been satisfied; each Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no warranty or representation with respect to any statement contained in any Registration Statement or any Prospectus in reliance upon and in conformity with information concerning any Authorized Participant and furnished in writing by or on behalf of any Authorized Participant to the Depositor expressly for use in such

                   Registration Statement or such Prospectus; and neither the Depositor nor any person known to the Depositor acting on behalf of the MACRO Trusts has distributed nor will distribute any offering material other than a a Prospectus;

              (b) each Paired Holding Trust has been duly formed and is validly existing as a trust under the laws of the State of New York, as described in the applicable Prospectus relating to such Paired Holding Trust, and the Holding Trust Agreements authorize the Trustee to issue and deliver the Paired Holding Shares to each Authorized Participant pursuant to the Holding Trust Agreements and the related Participants Agreement as contemplated in each such Registration Statement and Prospectus;

              (c) each Tradeable Trust has been duly formed and is validly existing as a trust under the laws of the State of New York, as described in the applicable Prospectus relating to such Tradeable Trust, and the Tradeable Trust Agreements authorize the Trustee to issue and deliver the applicable Tradeable Shares to each Authorized Participant pursuant to the Tradeable Trust Agreements and the related Participants Agreement as contemplated in each such Registration Statement and Prospectus;

              (d) the Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as described in the applicable Prospectus, and has all requisite power and authority to execute and deliver the Participants Agreement;

              (e) the Depositor is duly qualified and is in good standing in each jurisdiction where the conduct of its business requires such qualification; and each of the MACRO Trusts is not required to so qualify in any jurisdiction;

              (f) complete and correct copies of the Trust Agreements, and any and all amendments, modifications and supplements thereto, have been delivered to each Authorized Participant, and no changes thereto have been made;

              (g) the outstanding Paired Holding Shares have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

              (h) the outstanding Tradeable Shares have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

              (i) the Paired Holding Shares conform in all material respects to the description thereof contained in the applicable Registration Statement and Prospectus, and the holders of the Paired Holding Shares will not be subject to personal liability by reason of being such holders;

              (j) the Tradeable Shares conform in all material respects to the description thereof contained in the applicable Registration Statement and Prospectus, and the holders of the Tradeable Shares will not be subject to personal liability by reason of being such holders;

              (k) the Participants Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with its terms;

              (l) the Depositor is not in breach or violation of or in default under any of its respective constitutive documents, or any agreement, mortgage, deed of trust, loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Depositor is a party or by which any of its properties may be bound or affected, and the execution, delivery and performance of the Participants Agreement, the issuance and sale of Paired Holding Shares and Tradeable Shares to each Authorized Participant party to the Trust Agreements and the consummation of the transactions contemplated thereto does not conflict with, result in any breach or violation of or constitute a default under any of its respective constitutive documents, the Trust Agreements, or any agreement, mortgage, deed of trust, loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Depositor is a party or by which the Depositor or any of its properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Depositor;

              (m) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of Paired Holding Shares or Tradeable Shares to any Authorized Participant under the Trust Agreements and the related Participants Agreement or the consummation by the Depositor of the transactions contemplated hereunder other than registration of the Paired Holding Shares and the Tradeable Shares under the Securities Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Paired Holding Shares and Tradeable Shares are being offered or under the rules and regulations of the National Association of Securities Dealers (the "NASD");

              (n) the Depositor has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; the Depositor is not in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Depositor;

              (o) except as set forth in the applicable Registration Statement and Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which the Depositor is or would be a party or of which any of their respective properties are or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

              (p)  [              ], whose report on the audited financial
                   statements of the MACRO Trusts are filed with the SEC as part of each Registration Statement and each Prospectus, are independent public accountants as required by the Securities Act;

              (q) the audited financial statement(s) included in each Prospectus, together with the related notes and schedules, presents fairly the financial position of each MACRO Trust as of the date indicated and has been prepared in compliance with the requirements of the Securities Act and in conformity with generally accepted accounting principles; there are no financial statements (historical or pro forma) that are required to be included in each Registration Statement and each Prospectus that are not included as required, and the MACRO Trusts do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the applicable Prospectus;

              (r) subsequent to the respective dates of each Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change affecting the Depositor or the MACRO Trusts, (ii) any transaction which is material to the Depositor or the MACRO Trusts taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Depositor or the MACRO Trusts, which is material to the MACRO Trusts (other than any action taken by a MACRO Trust relating to a subsequent issuance, paired optional redemption or exchange or creation of Tradeable Shares, and (iv) any change in the Paired Holding Shares or Tradeable Shares purchased by each Authorized Participant;

              (s) each of the MACRO Trusts is not and, after giving effect to the offering and sale of the Paired Holding Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

              (t) all tax returns required to be filed by the MACRO Trusts have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid;

              (u) any statistical and market-related data included in the Prospectuses are based on or derived from sources that the Depositor believes to be reliable and accurate, and the Depositor has obtained the written consent (if such consent is required) to the use of such data from such sources to the extent required; and

              (v) neither the Depositor, nor any of the Depositor's managers, members, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security or asset of a MACRO Trust to facilitate the sale or resale of the Paired Holding Shares or Tradeable Shares; and there are no affiliations or associations between any member of the NASD and any of the Depositor's officers, managers or 5% or greater security holders, except as set forth in the Prospectuses.

         2. Each of the obligations of the Depositor to be performed by it on or before the date hereof pursuant to the terms of the Trust Agreement, and each of the provisions thereof to be complied with by the Depositor on or before the date hereof, has been duly performed and complied with in all material respects.

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the applicable Trust Agreement, and if such defined term is not set forth therein, then such defined terms shall have the meanings assigned to such terms in the Participants Agreement.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, I, a duly authorized officer of the Depositor, on behalf of the Depositor, have caused this Officer's Certificate to be executed as of the date first written above.



                                          By: ______________________________
                                              Name:
                                              Title:

         I, _______________, in my capacity as [Vice President], hereby certify that _______________ is the duly elected [President] of the Depositor, and that the signature set forth immediately above is [his/her] genuine signature.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the date first set forth above.


                                          By: ______________________________
                                              Name:
                                              Title:

                                  ATTACHMENT A


                     PAIRED HOLDING TRUST PROCEDURES FOR THE
               MACROSHARES UP OIL BENCHMARK HOLDING TRUST AND THE
                  MACROSHARES DOWN OIL BENCHMARK HOLDING TRUST

                CREATION AND REDEMPTION OF PAIRED HOLDING SHARES

Scope of Procedures and Overview

         These procedures (the "Procedures") describe the processes by which an Authorized Participant (as defined below) may create or redeem one or more MACRO
Units, consisting of MACROShares Up Oil $[     ] Holding Shares (the "Up-MACRO
Holding Shares") and MACROShares Down Oil $[     ] Holding Shares (the
"Down-MACRO Holding Shares" and together with the Up-MACRO Holding Shares, the "Paired Holding Shares"). The Paired Holding Shares constituting a MACRO Unit shall only be issued in connection with the instructions set forth herein and in
coordination with [                              ], not in its individual
capacity but solely (i) as trustee (the "Up-MACRO Holding Trustee") of the MACROShares Up Oil Benchmark Holding Trust (the "Up-MACRO Holding Trust") and
(ii) as trustee (the "Down-MACRO Holding Trustee" and, in its various capacities under the applicable Trust Agreements, the "Trustee") of the MACROShares Down Oil Benchmark Holding Trust (the "Down-MACRO Holding Trust" and together with the Up-MACRO Holding Trust, the "Paired Holding Trusts") and [ ], not in its individual capacity but solely as administrative agent of the Paired Holding Trusts (the "Administrative Agent").

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in either (i) the MACROShares Up Oil Benchmark Holding
Trust Agreement, dated as of [       ], 2006 (the "Up-MACRO Holding Trust
Agreement"), among the Up-MACRO Holding Trustee, the Administrative Agent, the Marketing Agent and MACRO Securities Depositor, LLC (the "Depositor") or (ii)
the MACROShares Down Oil Benchmark Holding Trust Agreement, dated as of [     ],
2006 (the "Down-MACRO Holding Trust Agreement" and, together with the Up-MACRO Holding Trust Agreement, the "Holding Trust Agreements"), among the Down-MACRO Holding Trustee, the Administrative Agent, the Marketing Agent and the Depositor, and if such defined term is not set forth therein, then such defined term shall have the meaning assigned to such term in the Participants Agreement.

         The Paired Holding Shares may be purchased or redeemed by the parties listed on Schedule I attached to the Participants Agreement (each, an "Authorized Participant"). Paired Holding Shares may be created or redeemed only
in pairs of [      ] Up-MACRO Holding Shares and [ ] Down-MACRO Holding Shares
(each such pair, a "MACRO Unit"). Because the creation and redemption of MACRO Units also involve the transfer of Treasuries between the Authorized Participant and each of the Paired Holding Trusts, certain processes relating to the transfer of the underlying Treasuries also are described herein.


                                 Attachment A-1

         When Treasuries are to be transferred to the Paired Holding Trusts from an Authorized Participant (in exchange for the issuance of MACRO Units), the Administrative Agent shall transfer such Treasuries from that Authorized Participant's Participant Custodian Account to the Securities Account of the applicable Paired Holding Trust. If available, each Treasury delivered by the Authorized Participant shall be in amounts and denominations divisible by the aggregate number of Paired Holding Shares constituting a MACRO Unit. If not available, the Authorized Participant shall deliver Treasuries and the applicable amount of cash constituting the Up-MACRO Income Make-Whole Amount and Down-MACRO Income Make-Whole Amount (each as defined in the applicable Holding Trust Agreement) to the respective Paired Holding Trust. Each Authorized Participant is responsible for ensuring that the Treasuries it intends to transfer to the Paired Holding Trusts in exchange for MACRO Units are available for transfer to the Paired Holding Trusts in the manner and at the times described in these Procedures. In meeting this responsibility, the Authorized Participant may make such independent arrangements as it sees fit, including the borrowing of Treasuries, to ensure that the relevant amount(s) of Treasuries are credited in time; provided, however, that the Authorized Participant acknowledges that it must make the representations and warranties applicable to the securities delivered as set forth in Section 16 of the Participants Agreement.

         Upon acceptance of the Participants Agreement by the Authorized Participant, the Administrative Agent will assign a personal identification number (a "PIN number") to each Authorized Person authorized to act for an Authorized Participant. This will allow an Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) for MACRO Units.

Important Notes:

       o Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Holding Trust Agreements or the Participants Agreement.

       o All Orders are subject to the provisions of the Holding Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.



                                 Attachment A-2

                                CREATION PROCESS

         On any Business Day, an Authorized Participant may submit a Purchase Order, substantially in the form of EXHIBIT B to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Trustee and the Administrative Agent to purchase one or more MACRO Units by the Order Cut-Off Time on such Business Day (such Business Day, "CREATION T" and any number added to Creation T shall refer to such day plus the number of Business Days following such day). In connection with the Purchase Order, the Authorized Participant shall have wired to the Trustee by 10:00 a.m. New York City time on CREATION T + 1 the following:

         o    a Transaction Fee for [each][the] MACRO Unit[s] being created;

         o cash equal to the Aggregate Par Amount of the Up-MACRO Holding Shares to be created on CREATION T + 1 plus the Up-MACRO Income Make-Whole Amount, if any; and

         o cash equal to the Aggregate Par Amount of the Down-MACRO Holding Shares to be created on CREATION T + 1 plus the Down-MACRO Income Make-Whole Amount, if any(such deposits for each MACRO Unit, the "MACRO Unit Deposit").

         Upon the satisfaction of the conditions set forth below, the Paired Holding Trusts shall issue and deliver MACRO Units to the creating Authorized Participant to fill the Purchase Order prior to 3:00 p.m. New York City time on the Business Day following the Order Date. The Trustee shall transfer to the Authorized Participant's account at The Depository Trust Company ("DTC") a number of Paired Holding Shares constituting the MACRO Units ordered and paid for by the Authorized Participant. The Trustee, upon written instruction from the Administrative Agent, shall adjust the notional amount of the Income Distribution Agreement and enter into additional Settlement Contracts associated with the MACRO Units being created.

         If an Authorized Participant desires to convert its newly created Up-MACRO Holding Shares and Down-MACRO Holding Shares into the Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares, the parties hereto shall execute such conversion in accordance with the procedures set forth herein.


                               CREATION PROCEDURES

CREATION T (ORDER DATE)

         1. By the earlier of (i) 2:00 p.m. New York City time or (ii) if the close of trading of the Light Sweet Crude Oil Futures Contract on the New York Mercantile Exchange (the "NYMEX") is earlier than 2:30 p.m. New York City time, thirty (30) minutes prior to the close of trading of the Light Sweet Crude Oil Futures Contract on the NYMEX (such time, the "Order Cut-Off Time"), an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Purchase Order. The Authorized Person shall


                                 Attachment A-3
              provide its PIN number as identification to the Administrative Agent. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

              (a)  the Authorized Participant's name;

              (b)  its PIN Number;

              (c) the number of MACRO Units requested (including the number of Up-MACRO Holding Shares and Down-MACRO Holding Shares to be received); and

              (d) whether the Authorized Participant want to exchange its newly created Up-MACRO Holding Shares for Up-MACRO Tradeable Shares and whether it wants to exchange its newly created Down-MACRO Holding Shares for Down-MACRO Tradeable Shares.

              Any deposit of cash with the intention of creating Tradeable Shares (after the interim step of creating Paired Holding Shares) shall occur in accordance with the procedures set forth herein. Notwithstanding anything to the contrary, the Trustee shall, upon the completion of the Paired Subsequent Issuance described in this Attachment A, deliver the Paired Holding Shares to the creating Authorized Participant. Such Authorized Participant shall be required to tender such Paired Holding Shares to the Trustee in accordance with the procedures set forth herein, and the resulting issuance of Tradeable Shares shall be delivered on Creation T + 3.

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Purchase Order through its electronic facilities (and no later than 2:15 New York City time), the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming electronically the receipt of such Purchase Order and generate a submission number (a "Submission Number") relating to such Purchase Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Purchaser Orders received from Authorized Participants on Creation T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Order File's transmission.

         4. Within fifteen (15) minutes of the transmission of the Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Order File. If the Administrative Agent has received the Authorized Participant's Purchase Order form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant via fax (or electronic mail) a copy of the Purchase Order Form submitted, marking it "Affirmed." If the Administrative Agent has not received the Authorized Participant's Purchase Order Form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant and Trustee via fax (or electronic mail) a copy of the Purchase Order Form, submitted, marking it "Cancelled."

         5. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee and the Authorized Participant.


                                 Attachment A-4

         6. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Order File including any corrections sent to it by the Administrative Agent.

         7. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a)  the Transaction Fee payable to the Trustee, and

              (b) the MACRO Unit Deposit for each MACRO Unit (by estimating the current aggregate price and yield on the Treasuries in order to calculate the current Up-MACRO Income Make-Whole Amount and Down-MACRO Income Make-Whole Amount).

CREATION T + 1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Purchase Order shall deposit the amounts specified by the Administrative Agent into an account designated by the Trustee using the Federal Wire Electronic Transfer System and provide to the Administrative Agent and the Trustee the appropriate Federal Reference Number for such transaction.

         2. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:

              (a) the aggregate amount of funds that will be wired on Creation T + 1 by Authorized Participants to the Trustee;

              (b) the Type of Treasury (including any other applicable information to such Treasuries such as the date of maturity, the purchase price, stated interest rate and discount rate, if any) that the Trustee shall purchase on Creation T + 1;

              (c) the amount of each Type of Treasury that shall be deposited into the Up-MACRO Holding Trust and the amount of each Type of Treasury that shall be deposited into the Down-MACRO Holding Trust;

              (d) for each MACRO Unit being created, the Up-MACRO Income Make-Whole Amount, if any, that will constitute a portion of the MACRO Unit Deposit wire to the Trustee by an Authorized Participant on Creation T + 1, which the Trustee shall deposit into the Distribution Account of the Up-MACRO Holding Trust;

              (e) for each MACRO Unit being created, the Down-MACRO Income Make-Whole Amount, if any, that will constitute a portion of the MACRO Unit Deposit wire to the Trustee by an Authorized Participant on Creation T + 1, which the Trustee shall deposit into the Distribution Account of the Down-MACRO Holding Trust;


                                 Attachment A-5

              (f) the number of additional Settlement Contracts entered into by the Trustee, on behalf of each of the Paired Holding Trusts, in connection with any Paired Subsequent Issuances; and

              (g) the net change in the notional amount of the Income Distribution Agreement, which the Trustee shall adjust on Creation T +1 (such information, the "Holding Share Creation Trade File").

         3. For the avoidance of doubt, such electronic message shall constitute written instructions of the Administrative Agent to the Trustee, and within fifteen (15) minutes of receipt of such instructions, the Trustee shall confirm that it has received such instructions from the Administrative Agent.

         4. By 10:30 a.m. New York City time, if the Trustee has not received the full amount of funds owed to the Paired Holding Trust for the MACRO Units, the Trustee shall contact the Authorized Participant to inquire about any missing amounts. If the Trustee does not receive the full amount of the MACRO Unit Deposits, the Trustee shall not be obligated to make any settlement.

         5. By 12:00 p.m. New York City time, if the Trustee has not received the full amount of funds and a Federal Reference Number (or other form of authenticated confirmation) for such transfer, then the Administrative Agent shall notify the Authorized Participant of the amount owed to the Paired Holding Trusts. The deficient Authorized Participant shall immediately wire such amount through the Federal Wire Electronic Transfer System and provide to the Administrative Agent and the Trustee the appropriate Federal Reference Number for such transaction or its order shall be cancelled.

         6. By 3:00 p.m. New York City time on Creation T + 1, the Trustee shall:

              (a) settled the purchase of Treasuries of the Type indicated in the Administrative Agent's instructions;

              (b) deposit those Treasuries into the respective Paired Holding Trust in the amounts specified by the Administrative Agent;

              (c) entered into additional Settlement Contracts to reflect the Paired Subsequent Issuance; and

              (d) adjust the notional amount of the Income Distribution Agreement between the Paired Holding Trusts.

         7. By 3:00 p.m. New York City time, the Trustee shall release the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units ordered to the Authorized Participant. The creation and issuance of MACRO Units will occur through the DTC system through the Continuous Net Settlement System.


                                 Attachment A-6

CREATION T + 2

         1. By 10:00 a.m. New York City time, the Administrative Agent shall notify the Authorized Participant of any additional net amounts owed by such Authorized Participant in connection with the transactions settled on Creation T +1. The Authorized Participant shall wire such amounts to the Trustee for deposit into the applicable Paired Holding Trust by the close of business on Creation T + 2.

         2. By 3:00 p.m. New York City time, if the Authorized Participant on Creation T indicated in its original Purchase Order that it will be creating Tradeable Shares, the Administrative Agent shall send to the Trustee an electronic file indicating the Purchase Order for Tradeable Shares (such file, the "Tradeable Share Order File"). The transmission of the Tradeable Share Order File shall be conducted on a best efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Tradeable Share Order File's transmission.

         3. Within fifteen (15) minutes of the transmission of the Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Tradeable Share Order File.

         4. If the administrative Agent has received the Authorized Participant's Tradeable Share Order Form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant and Trustee via fax (or electronic mail) a copy of the Tradeable Share Order Form, marking it "Affirmed." If the Administrative Agent has not received the Authorized Participant's Tradeable Share Order Form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant and the trustee via fax (or electronic mail) a copy of the Tradeable Share Order Form submitted, marking it "Cancelled."

         5. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Tradeable Share Order File including any corrections sent to it by the Administrative Agent.

         6. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a) the number of Up-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any; and

              (b) the number of Down-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any.

              For the avoidance of doubt, the number of Up-MACRO Holding Shares that the Authorized Participant may deliver shall equal in the number and have identical CUSIPs to the Up-MACRO Holding Shares or Down-MACRO Holding Shares created on Creation T + 1.

         7. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:


                                 Attachment A-7

              (a) the number of Up-MACRO Tradeable Shares that the Trustee will deliver to the Authorized Participant on Creation T + 3, which number shall be in integral multiples of 100,000, if any; and

              (b) the number of Down-MACRO Tradeable Shares that the Trustee will deliver to the Authorized Participant on Creation T + 3, which number shall be in integral multiples of 100,000, if any.

CREATION T + 3

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Purchase Order in which it elected to create Tradeable Shares shall deposit the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares into an account designated by the Trustee.

         2. By 3:00 p.m. New York City time, the Trustee, upon written instruction from the Administrative Agent, shall withdraw the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares from its designated account and deposit such Holding Shares into the Securities Account of the applicable Tradeable Trust. Concurrently, the Trustee shall cause the Tradeable Trust to issue the requisite number of Tradeable Shares created by the Authorized Participant and credit the Authorized Participant's account at DTC through the Continuous Net Settlement System.

                    [Redemption Process Follows on Next Page]




                                 Attachment A-8

                               REDEMPTION PROCESS

         On any Business Day, an Authorized Participant may submit a Redemption Order, substantially in the form of EXHIBIT C to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Trustee and the Administrative Agent to redeem one or more MACRO Units by the Order Cut-Off Time on such Business Day (such Business Day, "Redemption T" and any number added to Redemption T shall refer to such day plus the number of Business Days following such day). In connection with this Redemption Order, the Authorized Participant shall deliver to the Trustee by 10:00 a.m. New York City time on Redemption
T + 1 the following:

         o    a Transaction Fee for each MACRO Unit being redeemed; and

         o Up-MACRO Holding Shares and Down-MACRO Holding Shares in an integral multiple that constitutes one or more MACRO Units.

         Upon the satisfaction of the conditions set forth below, the Paired Holding Trusts shall deliver either cash and/or Treasuries to the redeeming Authorized Participant to fill the Redemption Order prior to 3:00 p.m. New York City time on Redemption T + 1. The Trustee shall transfer to an account designated by the Authorized Participant cash and/or Treasuries in settlement of the Redemption Order on REDEMPTION T + 1 and cancel the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units tendered by the redeeming Authorized Participant. The Trustee shall also adjust the notional amount of the Income Distribution Agreement and cancel the Settlement Contracts associated with the MACRO Units being redeemed.


                              REDEMPTION PROCEDURES

REDEMPTION T (REDEMPTION ORDER DATE)

         1. By the Order Cut-Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Redemption Order. The Authorized Person shall provide its PIN number as identification to the Administrative Agent. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

              (a)  the Authorized Participant's name;

              (b)  its PIN Number;

              (c) the number of MACRO Units being redeemed (including the number of Up-MACRO Holding Shares and Down-MACRO Holding Shares to be delivered); and

              (d) the CUSIP numbers of the Paired Holding Shares being tendered.


                                 Attachment A-9

              Notwithstanding anything to the contrary and for the purposes of clarification, if an Authorized Participant desires to exchange its Tradeable Shares for the underlying Holding Shares, and subsequently exchange its Holding Shares for cash and/or Treasuries, it shall follow the procedures under "Exchange Orders" set forth in Attachment B.

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Redemption Order through the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming the receipt of such Redemption Order and generate a submission number (a "Submission Number") relating to such Redemption Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Redemption Orders received from Authorized Participants on Redemption T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Order File's transmission.

         4. Within fifteen (15) minutes of the transmission of the Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Order File.

         5. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee.

         6. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Order File including any corrections sent to it by the Administrative Agent.

         7. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a)  the Transaction Fee payable to the Trustee;

              (b) the MACRO Units to be tendered (for the avoidance of doubt, such instruction shall include the number of Up-MACRO Holding Shares to be delivered and the number of Down-MACRO Holding Shares to be delivered and the CUSIP numbers for those shares);

              (c) the Up-MACRO Excess Delivery Amount (such amount, the "Up-MACRO Excess Delivery Amount"), which is an amount equal to the excess of the fair market value of the Treasuries to be delivered because of the minimum denomination requirements over the amount owed by the Up-MACRO Holding Trust to the Authorized Participant (the Administrative Agent will indicate this amount if the Up-MACRO Holding Trust is required to deliver Treasuries in amount greater than the

                                 Attachment A-10
                   amount owed to such Authorized Participant because of the minimum denominations on the Treasuries on deposit in the Up-MACRO Holding Trust);

              (d) the Down-MACRO Excess Delivery Amount (such amount, the "Down-MACRO Excess Delivery Amount"), which is an amount equal to the excess of the fair market value of the Treasuries to be delivered because of the minimum denomination requirements over the amount owed by the Down-MACRO Holding Trust to the Authorized Participant (the Administrative Agent will indicate this amount if the Down-MACRO Holding Trust is required to deliver Treasuries in amount greater than the amount owed to such Authorized Participant because of the minimum denominations on the Treasuries on deposit in the Down-MACRO Holding Trust);.

         8. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:

              (a)  if Redemption T is a Distribution Date:

                      (i)   the Up-MACRO Settlement Payment, if any;

                      (ii)  the Down-MACRO Settlement Payment, if any,

                      (iii) the amount of funds that shall be delivered to the
                            redeeming Authorized Participant from the amounts on deposit in Up-MACRO Holding Trust; and

                      (iv) the amount of funds that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Down-MACRO Holding Trust;

                      Notwithstanding anything to the contrary, such amount shall be determined in accordance with the applicable Holding Trust Agreement.

              (b)  if Redemption T is not a Distribution Date:

                      (i)   the Up-MACRO Settlement Payment, if any;

                      (ii)  the Down-MACRO Settlement Payment, if any,

                      (iii) the amount of Treasuries and the Type of Treasuries
                            that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Up-MACRO Holding Trust; and


                                 Attachment A-11

                      (iv) the amount of Treasuries and the Type of Treasuries that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Down-MACRO Holding Trust;

                      Notwithstanding anything to the contrary, the amount of and the Type of Treasuries to be delivered shall be determined in accordance with the applicable Holding Trust Agreement.

              (c) the number of additional Settlement Contracts to be entered into by the Trustee, on behalf of each of the Paired Holding Trusts, in connection with any Paired Subsequent Issuances;

              (d) the net change in the notional amount of the Income Distribution Agreement, which the Trustee shall adjust on Redemption T +1; and

              (e) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any (such information, the "Holding Share Redemption Trade File").

              For the avoidance of doubt, such electronic message shall constitute written instructions of the Administrative Agent to the Trustee, and within fifteen (15) minutes of receipt of such instructions, the Trustee shall confirm that it has received such instructions from the Administrative Agent.

REDEMPTION T + 1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Redemption Order shall have (a) deposited the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any, into an account designated by the Trustee using the Federal Wire Electronic Transfer System and (b) delivered to the Trustee the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed.

         2. By 10:30 a.m. New York City time, if the Trustee has not received either (a) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any or (b) the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed, the Trustee shall contact the Authorized Participant to inquire about any missing funds or securities.

         3. By 12:00 p.m. New York City time, if the Trustee has still not received (a) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any, or (b) the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed, then the Administrative Agent shall notify the Authorized Participant of the amount or securities owed to the Paired Holding Trusts. The deficient Authorized Participant must immediately wire such amount through the Federal Wire


                                 Attachment A-12

              Electronic Transfer System or transfer such shares to the Trustee or its order shall be cancelled.

         4. By 3:00 p.m. New York City time on Redemption T + 1, the Trustee shall, in accordance with the instructions of the Administrative
              Agent:

              (a) cancel the Up-MACRO Holding Shares and Down-MACRO Holding Shares tendered by the Authorized Participant;

              (b) make settlement payments on the Settlement Contracts in accordance with the applicable Holding Trust Agreements;

              (c) if Redemption T was a Distribution Date, distribute funds from each of the Paired Holding Trusts to the Authorized Participants;

              (d) if Redemption T was not a Distribution Date, distribute Treasuries of the Type specified by the Administrative Agent from each of the Paired Holding Trusts;

              (e) adjust the notional amount of the Income Distribution Agreement; and

              (f) allocate the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if applicable, to the Distribution Accounts of the applicable Paired Holding Trusts.


                                     * * * *




                                 Attachment A-13

                                  ATTACHMENT B


                       TRADEABLE TRUST PROCEDURES FOR THE
              MACROSHARES UP OIL BENCHMARK TRADEABLE TRUST AND THE
                 MACROSHARES DOWN OIL BENCHMARK TRADEABLE TRUST

                    CREATION AND EXCHANGE OF TRADEABLE SHARES

Scope of Procedures and Overview

         These procedures (the "Procedures") describe the processes by which an Authorized Participant (as defined below) may (i) create MACROShares Up Oil
$[     ] Tradeable Shares (the "Up-MACRO Tradeable Shares") or MACROShares Down
Oil $[     ] Tradeable Shares (the "Down-MACRO Tradeable Shares" and together with the Up-MACRO Tradeable Shares, the "Tradeable Shares") or (ii) exchange its existing Tradeable Shares for either MACROShares Up Oil Benchmark Holding Shares (the "Up-MACRO Holding Shares") and MACROShares Down Oil Benchmark Holding Shares (the "Down-MACRO Holding Shares" and together with the Up-MACRO Holding Shares, the "Paired Holding Shares" or individually, a "Holding Share"). The Tradeable Shares shall only be issued in connection with the instructions set
forth herein and in coordination with [                            ], not in
its individual capacity but solely (i) as trustee (the "Up-MACRO Tradeable Trustee") of the MACROShares Up Oil Benchmark Tradeable Trust (the "Up-MACRO Tradeable Trust") and (ii) as trustee (the "Down-MACRO Tradeable Trustee" and, in its various capacities under the applicable Tradeable Trust Agreements, the "Trustee") of the MACROShares Down Oil Benchmark Tradeable Trust (the "Down-MACRO Tradeable Trust" and together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts") and [ ], not in its individual capacity but solely as administrative agent of the Tradeable Trusts (the "Administrative Agent").

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in either (i) the MACROShares Up Oil Benchmark Tradeable Trust Agreement, dated as of [ ], 2006 (the "Up-MACRO Tradeable Trust Agreement"), among the Up-MACRO Tradeable Trustee, the Administrative Agent and MACRO Securities Depositor, LLC (the "Depositor") or (ii) the MACROShares Down Oil Benchmark Tradeable Trust Agreement, dated as of [ ], 2006 (the "Down-MACRO Tradeable Trust Agreement" and, together with the Up-MACRO Tradeable Trust Agreement, the "Tradeable Trust Agreements"), among the Down-MACRO Tradeable Trustee, the Administrative Agent and the Depositor, and if such defined term is not set forth therein, then such defined term shall have the meaning assigned to such term in the Participants Agreement.

         The Tradeable Shares may be created or exchanged for the applicable type of Holding Shares by the parties listed on Schedule I attached to the Participants Agreement (each, an "Authorized Participant"). Tradeable Shares may be only created through a deposit of 100,000 Holding Shares (of the same type as the Tradeable Shares being created) or an integral multiple thereof, and Tradeable Shares may only be exchanged for Holding Shares (of the same type as the Tradeable Shares being redeemed) by a delivery of 100,000 Tradeable Shares or an integral

                                Attachment B-1
multiple thereof. Up-MACRO Tradeable Shares may only be created or exchanged for Up-MACRO Holding Shares, and Down-MACRO Tradeable Shares may only be created or exchanged for Down-MACRO Holding Shares.

         In order to effectuate a creation or exchange of Tradeable Shares, an Authorized Participant must deposit the applicable type of MACRO Shares into an account designated by the Trustee prior to the settlement of the transaction. Upon the consummation of the transaction, (i) in the case of a creation of Tradeable Shares, the Trustee, on behalf of the applicable Tradeable Trust and upon written instruction from the Administrative Agent, shall transfer the deposited Holding Shares of the applicable type from that Authorized Participant's account at DTC to the Securities Account of the applicable Tradeable Trust, or (ii) in the case of an exchange of Tradeable Shares, the Trustee, on behalf of the applicable Tradeable Trust and upon written instruction from the Administrative Agent, shall cancel the Tradeable Shares deposited by the Authorized Participant and deposit Holding Shares into the Authorized Participant's account at DTC from the Securities Account of the applicable Tradeable Trust.

         Upon acceptance of the Participants Agreement by the Depositor and the Administrative Agent, the Administrative Agent will assign a personal identification number (a "PIN number") to each Authorized Person authorized to act for an Authorized Participant. This will allow an Authorized Participant through its Authorized Person(s) to place Creation Order(s) or Exchange Order(s) for Tradeable Shares.

Important Notes:

         o Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Tradeable Trust Agreements or the Participants Agreement.

         o All Orders are subject to the provisions of the Tradeable Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.


                                Attachment B-2

                                CREATION PROCESS

         On any Business Day, an Authorized Participant may submit a Creation Order, substantially in the form of EXHIBIT D to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent, with a copy to the Trustee, to purchase [number] new Tradeable Shares or an integral multiple thereof by the Order Cut-Off Time (as defined herein) on such Business Day (such Business Day, "CREATION T" and any number added to Creation T shall refer to such day plus the number of Business Days following such day). In connection with the Creation Order, the Authorized Participant shall have on deposit in its Participant Custodian Account and available to the Trustee by 10:00 a.m. New York City time on CREATION T + 1 the following:

         o the Transaction Fee as communicated by the Administrative Agent in accordance with these Procedures;

         o [number] or an integral multiple thereof of either Up-MACRO Holding Shares or Down-MACRO Holding Shares, which shall be deposited into the Securities Account of the applicable Tradeable Trust (such deposit, the "Holding Share Deposit").

         Upon the satisfaction of the conditions set forth below, the Tradeable Shares shall be delivered to the creating Authorized Participant to fill the Creation Order prior to 3:00 p.m. New York City time on the Business Day following the Order Date. The Trustee shall transfer to the Authorized Participant's account at The Depository Trust Company ("DTC") a number of Tradeable Shares ordered and paid for by the Authorized Participant.

         If an Authorized Participant desires to create both Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares on the same date, then such Authorized Participant must submit two separate Creation Order Forms to effectuate such transactions.


                               CREATION PROCEDURES

CREATION T (ORDER DATE)

         1. By the earlier of (i) 2:00 p.m. New York City time or (ii) if the close of trading of the Light Sweet Crude Oil Futures Contract on the New York Mercantile Exchange (the "NYMEX") is earlier than 2:30 p.m. New York City time, thirty (30) minutes prior to the close of trading of the Light Sweet Crude Oil Futures Contract on the NYMEX (such time, the "Order Cut-Off Time"), an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Creation Order. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

              (a)  the Authorized Participant's name;

              (b)  its PIN Number;


                                Attachment B-3

              (c) the number of Up-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any;

              (d) the number of Down-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any;

              (e) the CUSIP Number (and/or processing symbols) of the Up-MACRO Holding Shares being delivered, if any;

              (f) the CUSIP Number (and/or processing symbols) of the Down-MACRO Holding Shares being delivered, if any;

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Creation Order through its electronic facilities (and no later than 2:15 New York City time), the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming electronically the receipt of such Creation Order and generate a submission number (a "Submission Number") relating to such Creation Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Creation Orders received from Authorized Participants on Creation T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Order File's transmission.

         4. Within fifteen (15) minutes of the transmission of the Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Order File.

         5. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee.

         6. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Order File including any corrections sent to it by the Administrative Agent.

         7. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a)  the Transaction Fee payable to the Trustee, and

              (b) the number of Up-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any; and


                                Attachment B-4

              (c) the number of Down-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any.

         8. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:

              (a) the number of Up-MACRO Tradeable Shares that the Trustee will deliver to the Authorized Participant on Creation T + 1, which number shall be in integral multiples of 100,000, if any; and

              (b) the number of Down-MACRO Tradeable Shares that the Trustee will deliver to the Authorized Participant on Creation T + 1, which number shall be in integral multiples of 100,000, if any.

CREATION T + 3


         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Creation Order shall deposit the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares into an account designated by the Trustee.

         2. By 10:30 a.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares, the Trustee shall contact the Authorized Participant to inquire about any missing shares. If the Trustee does not receive the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares, the Trustee shall not be obligated to make any settlement.

         3. By 12:00 p.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares, then the Administrative Agent shall notify the Authorized Participant of the shares owed to the Paired Holding Trusts. The deficient Authorized Participant shall immediately transfer such shares to the Trustee or its order shall be cancelled.

         4. By 3:00 p.m. New York City time, the Trustee, upon written instruction from the Administrative Agent, shall withdraw the requisite number of Up-MACRO Holding Shares and/or Down-MACRO Holding Shares from its designated account and deposit such Holding Shares into the Securities Account of the applicable Tradeable Trust. Concurrently, the Trustee shall cause the Tradeable Trust to issue the requisite number of Tradeable Shares created by the Authorized Participant and credit the Authorized Participant's account at DTC through the Continuous Net Settlement System.


                     [Exchange Process Follows on Next Page]



                                Attachment B-5

                                EXCHANGE PROCESS

         On any Business Day, an Authorized Participant may submit an Exchange Order, substantially in the form of EXHIBIT E to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent, with a copy to the Trustee, by the Order Cut-Off Time (as defined herein) on such Business Day (such Business Day, "EXCHANGE T" and any number added to Exchange T shall refer to such day plus the number of Business Days following such day) to exchange [number] existing Tradeable Shares or an integral multiple thereof for Holding Shares of the same type. In connection with the Exchange Order, the Authorized Participant shall have on deposit in its Participant Custodian Account and available to the Trustee by 10:00 a.m. New York City time on EXCHANGE T + 1 the following:

         o the Transaction Fee as communicated by the Administrative Agent in accordance with these Procedures;

         o [number] or an integral multiple thereof of either Up-MACRO Tradeable Shares or Down-MACRO Tradeable Shares, which shall be deposited into the Securities Account of the Up-MACRO Tradeable Trust and cancelled by the Trust of that Tradeable Trust (the "Tradeable Share Deposit").

         Upon the satisfaction of the conditions set forth below, the Holding Shares requested by the Authorized Participant shall be delivered to the Authorized Participant to fill the Exchange Order prior to 3:00 p.m. New York City time on the Business Day following the Order Date. The Trustee, on behalf of the applicable Tradeable Trust and written instruction from the Authorized Participant, shall transfer to the Authorized Participant's account at DTC the number of Holding Shares ordered in connection with the Authorized Participant's Exchange Order.

         If an Authorized Participant desires to exchange both Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares on the same date, then such Authorized Participant must submit two separate Exchange Order Forms to effectuate such transactions.

         If an Authorized Participant desires to redeem its Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares in integral multiples of the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting a MACRO Unit for either cash and/or Treasuries, the parties hereto shall execute such redemption in accordance with the procedures set forth herein.


                               EXCHANGE PROCEDURES

EXCHANGE T (ORDER DATE)

         1. By the Order Cut Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Exchange Order. The Authorized Person shall provide its PIN number as identification to


                                 Attachment B-6
              the Administrative Agent. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

              (a)  the Authorized Participant's name;

              (b)  its PIN Number;

              (c) the number of Up-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any;

              (d) the number of Down-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any;

              (e) the CUSIP Number of the Up-MACRO Tradeable Shares being delivered, if any;

              (f) the CUSIP Number of the Down-MACRO Tradeable Shares being delivered, if any; and

              (g) whether or not such Authorized Participant will be delivering Tradeable Shares in an integral multiple so as to receive Paired Holding Shares constituting a MACRO Unit with the intent to conduct a Paired Optional Redemption.

              Any deposit of Tradeable Shares with the intention of redeeming such shares for cash and/or Treasuries after the interim set of exchanging Tradeable Shares for Paired Holding Shares shall occur in accordance with the procedures set forth herein. Notwithstanding anything to the contrary, the Trustee shall, upon the completion of the exchange of Tradeable Shares in accordance with this Attachment B, deliver the Paired Holding Shares to the creating Authorized Participant. Such Authorized Participant shall be required to tender such Paired Holding Shares to the Trustee in accordance with the procedures set forth herein, and the cash and/or Treasuries received from the Paired Optional Redemption shall be delivered on Creation T + 3.

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Exchange Order through its electronic facilities (and no later than 2:15 New York City time), the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming electronically the receipt of such Exchange Order and generate a submission number (a "Submission Number") relating to such Exchange Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Exchange Orders received from Authorized Participants on Exchange T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best

                                 Attachment B-7
              efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Order File's transmission.

         4. Within fifteen (15) minutes of the transmission of the Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Order File.

         5. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee or any Authorized Participant exchanging its Tradeable Shares.

         6. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Order File including any corrections sent to it by the Administrative Agent.

         7. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a)  the Transaction Fee payable to the Trustee, and

              (b) the number of Up-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any; and

              (c) the number of Down-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 100,000, if any.

         8. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:

              (a) the number of Up-MACRO Holding Shares that the Trustee will deliver to the Authorized Participant on Exchange T + 1, which number shall be in integral multiples of 100,000, if any; and

              (b) the number of Down-MACRO Holding Shares that the Trustee will deliver to the Authorized Participant on Exchange T + 1, which number shall be in integral multiples of 100,000, if any;.

(THE FOLLOWING INSTRUCTIONS ONLY APPLY IF THE PAIRED HOLDING SHARES BEING DELIVERED WILL NOT BE USED IN A PAIRED OPTIONAL REDEMPTION)

EXCHANGE T + 3

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Exchange Order shall deposit the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares into an account designated by the Trustee.


                                 Attachment B-8

         2. By 10:30 a.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, the Trustee shall contact the Authorized Participant to inquire about any missing shares. If the Trustee does not receive the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, the Trustee shall not be obligated to make any settlement.

         3. By 12:00 p.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, then the Administrative Agent shall notify the Authorized Participant of the number of the Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares that it needs to deposit. The deficient Authorized Participant shall immediately transfer such shares to the Trustee or its order shall be cancelled.

         4. By 3:00 p.m. New York City time, the Trustee, upon written instruction from the Administrative Agent, shall withdraw the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares from its designated account and cancel such Tradeable Shares. Concurrently, the Trustee shall withdraw from the applicable Tradeable Trust the requisite number of Holding Shares and delivered those Holding Shares to the Authorized Participant and credit the Authorized Participant's account at DTC through the Continuous Net Settlement System.

(THE FOLLOWING INSTRUCTIONS ONLY APPLY IF THE PAIRED HOLDING SHARES BEING DELIVERED WILL BE USED IN A PAIRED OPTIONAL REDEMPTION)

EXCHANGE T + 1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Exchange Order shall deposit the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares into an account designated by the Trustee.

         2. By 10:30 a.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, the Trustee shall contact the Authorized Participant to inquire about any missing shares. If the Trustee does not receive the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, the Trustee shall not be obligated to make any settlement.

         3. By 12:00 p.m. New York City time, if the Trustee has not received the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, then the Administrative Agent shall notify the Authorized Participant of the number of the Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares that it needs to deposit. The deficient Authorized Participant shall immediately transfer such shares to the Trustee or its order shall be cancelled.


                                 Attachment B-9

         4. By 3:00 p.m. New York City time, the Trustee, upon written instruction from the Administrative Agent, shall withdraw the requisite number of Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares from its designated account and cancel such Tradeable Shares. Concurrently, the Trustee shall withdraw from the applicable Tradeable Trust the requisite number of Holding Shares and delivered those Holding Shares to the Authorized Participant and credit the Authorized Participant's account at DTC through theContinuous Net Settlement System.

EXCHANGE T + 2

         1. By 3:00 p.m. New York City time, if the Authorized Participant on Exchange T indicated in its original Exchange Order that it will be redeeming Paired Holding Shares, the Administrative Agent shall send to the Trustee an electronic file indicating the Exchange Order for Paired Optional Redemption of Paired Holding Shares (such file, the "Holding Share Order File"). The transmission of the Holding Share Order File shall be conducted on a best efforts basis. The Administrative Agent shall promptly contact the Trustee at 3:00 p.m. New York City time if there is any delay the Holding Share Order File's transmission.

         2. Within fifteen (15) minutes of the transmission of the Holding Share Order File, the Trustee shall send an electronic confirmation to the Administrative Agent that it has received the Holding Share Order File.

         3. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Holding Share Order File and send any corrections to the Trustee and the Authorized Participant.

         4. By 5:00 p.m. New York City time, the Trustee shall confirm the final version of the Holding Share Order File including any corrections sent to it by the Administrative Agent.

         5. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

              (a)  the Transaction Fee payable to the Trustee;

              (b) the MACRO Units to be tendered (for the avoidance of doubt, such instruction shall include the number of Up-MACRO Holding Shares to be delivered and the number of Down-MACRO Holding Shares to be delivered and the CUSIP numbers for those shares);

              (c) the Up-MACRO Excess Delivery Amount (such amount, the "Up-MACRO Excess Delivery Amount"), which is an amount equal to the excess of the fair market value of the Treasuries to be delivered over the amount owed by the Up-MACRO Holding Trust to the Authorized Participant (the Administrative Agent will indicate this amount if the Up-MACRO


                                 Attachment B-10

                   Holding Trust is required to deliver Treasuries in amount greater than the amount owed to such Authorized Participant because of the minimum denominations on the Treasuries on deposit in the Up-MACRO Holding Trust);

              (d) the Down-MACRO Excess Delivery Amount (such amount, the "Down-MACRO Excess Delivery Amount"), which is an amount equal to the excess of the fair market value of the Treasuries to be delivered over the amount owed by the Down-MACRO Holding Trust to the Authorized Participant (the Administrative Agent will indicate this amount if the Down-MACRO Holding Trust is required to deliver Treasuries in amount greater than the amount owed to such Authorized Participant because of the minimum denominations on the Treasuries on deposit in the Down-MACRO Holding Trust).

              For the avoidance of doubt, the number of Up-MACRO Holding Shares that the Authorized Participant may deliver shall equal in the number and have identical CUSIPs to the Up-MACRO Holding Shares or Down-MACRO Holding Shares converted on Exchange T + 1.

         6. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Trustee, indicating:

              (a)  if Exchange T is a Distribution Date:

                       (i)   the Up-MACRO Settlement Payment, if any;

                       (ii)  the Down-MACRO Settlement Payment, if any,

                       (iii) the amount of funds that shall be delivered to the
                             redeeming Authorized Participant from the amounts on deposit in Up-MACRO Holding Trust; and

                       (iv) the amount of funds that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Down-MACRO Holding Trust;

                       Notwithstanding anything to the contrary, such amount shall be determined in accordance with the applicable Holding Trust Agreement.

              (b)  if Exchange T is not a Distribution Date:

                       (i)   the Up-MACRO Settlement Payment, if any;

                       (ii)  the Down-MACRO Settlement Payment, if any,


                                 Attachment B-11

                       (iii) the amount of Treasuries and the Type of Treasuries
                             that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Up-MACRO Holding Trust; and

                       (iv) the amount of Treasuries and the Type of Treasuries that shall be delivered to the redeeming Authorized Participant from the amounts on deposit in Down-MACRO Holding Trust;

                       Notwithstanding anything to the contrary, the amount of and the Type of Treasuries to be delivered shall be determined in accordance with the applicable Holding Trust Agreement.

              (c) the number of additional Settlement Contracts to be entered into by the Trustee, on behalf of each of the Paired Holding Trusts, in connection with any Paired Subsequent Issuances;

              (d) the net change in the notional amount of the Income Distribution Agreement, which the Trustee shall adjust on Exchange T +1; and

              (e) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any (such information, the "Holding Share Exchange Trade File").

                   For the avoidance of doubt, such electronic message shall constitute written instructions of the Administrative Agent to the Trustee, and within fifteen (15) minutes of receipt of such instructions, the Trustee shall confirm that it has received such instructions from the Administrative Agent.

EXCHANGE T + 3

         1. By 10:00 a.m. New York City time, each Authorized Participant that submitted an Exchange Order indicating its desire to execute a Paired Optional Redemption shall have (a) deposited the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any, into an account designated by the Trustee using the Federal Wire Electronic Transfer System and
              (b) delivered to the Trustee the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed.

         2. By 10:30 a.m. New York City time, if the Trustee has not received either (a) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any or (b) the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed, the Trustee shall contact the Authorized Participant to inquire about any missing funds or securities.

                                 Attachment B-12

         3. By 12:00 p.m. New York City time, if the Trustee has still not received (a) the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if any, or (b) the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units being redeemed, then the Administrative Agent shall notify the Authorized Participant of the amount or securities owed to the Paired Holding Trusts. The deficient Authorized Participant must immediately wire such amount through the Federal Wire Electronic Transfer System or transfer such shares to the Trustee or its order shall be cancelled.

         4. By 3:00 p.m. New York City time on Exchange T + 1, the Trustee shall, in accordance with the instructions of the Administrative
              Agent:

              (a) cancel the Up-MACRO Holding Shares and Down-MACRO Holding Shares tendered by the Authorized Participant;

              (b) make settlement payments on the Settlement Contracts in accordance with the applicable Holding Trust Agreements;

              (c) if Exchange T was a Distribution Date, distribute funds from each of the Paired Holding Trusts to the Authorized Participants;

              (d) if Exchange T was not a Distribution Date, distribute Treasuries of the Type specified by the Administrative Agent from each of the Paired Holding Trusts;

              (e) adjust the notional amount of the Income Distribution Agreement; and

              (f) allocate the Up-MACRO Excess Delivery Amount and the Down-MACRO Excess Delivery Amount, if applicable, to the Distribution Accounts of the applicable Paired Holding Trusts.

                                      * * *


                                 Attachment B-13